                                                                   Exhibit 10.25



                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document


                             TECHNOLOGY DEVELOPMENT
                             AND LICENSE AGREEMENT

This Technology Development and License Agreement ("Agreement") is entered into as of October 1, 1998 (the "Effective Date"), by and between Advanced Micro Devices, Inc. and its Subsidiaries ("AMD"), a Delaware Corporation, with principal offices located at One AMD Place, P.O. Box 3453, Sunnyvale, California 94088-3453, and Motorola, Inc. and its Subsidiaries ("Motorola"), a Delaware corporation, with principal offices located at 1303 East Algonquin Road, Schaumburg, Illinois 60196.



                                   RECITALS

Whereas, AMD and Motorola have complementary strengths in the flash memory, embedded logic, and microprocessor businesses and in supporting technologies and manufacturing capabilities.

Whereas, the companies believe that entering into this Agreement to take advantage of these complementary skills and needs will have value for both companies and their respective customers by accelerating the development of future technologies, increasing the likelihood of success, leveraging the capital costs required, and increasing the quantity and quality of product offerings available from each company.

Now, therefore, in consideration of the rights and obligations set forth in this Agreement, the parties agree as follows:

                                   AGREEMENT

1.       Definitions.

         1.1. "Acquired Party" means a party to this Agreement that undergoes a Change of Control.

         1.2. "Acquiring Party" means the person or entity that acquires fifty percent (50%) or more of the outstanding voting securities of a party to this Agreement, such that the party being acquired undergoes a Change of Control.

         1.3. "AMD Technology" means technology developed solely and/or owned solely by AMD and all solely owned intellectual property pertaining thereto.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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         1.4.     "Change of Control" means the acquisition by a single legal entity or natural person of fifty percent (50%) or more of the outstanding securities of a party entitled to vote for the board of directors of such party.

         1.5. "Confidential Information" means any information disclosed by a party (the "Disclosing Party") to the other party (the "Receiving Party") pursuant to this Agreement in a context which would cause a reasonable person to believe the information is intended to be treated as confidential, including but not limited to, documents expressly designated as confidential, and information related to either party's manufacturing processes, products, employees, facilities, equipment, security systems, information systems, finances, product plans, marketing plans, suppliers, or distributors; provided, however that "Confidential Information" shall not include information that: (i) is now available or becomes available to the public without breach of this Agreement; (ii) is explicitly approved for release by written authorization of the Disclosing Party; (iii) is lawfully obtained from a third party or parties without a duty of confidentiality; (iv) is disclosed to a third party by the Disclosing Party without a duty of confidentiality; (v) is known to the Receiving Party prior to disclosure; or (vi) is at any time developed by the Receiving Party independently of any such disclosure(s) from the Disclosing Party.

         1.6. "Conforming Deliverable" means a deliverable identified in a Statement of Work that is agreed to by the parties to substantially conform with the acceptance criteria for that deliverable specified in the Statement of Work.

         1.7. "Customer" means a company that, as a regular course of business, purchases substantial quantities of semiconductor products from a party to this Agreement.

         1.8. ***** means a party to this Agreement providing information, training and support to a ***** of that party regarding a Logic Process Technology, Embedded Flash Technology, or other semiconductor manufacturing process developed and/or licensed under this Agreement, and *****.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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         1.9.     "Data Networking Products" means semiconductor products of AMD designed specifically for data networking applications, that are being shipped to customers as of the Effective Date, and specifically excludes *****, and other AMD devices which cannot be licensed due to agreements with third parties that were signed as of the Effective Date.

         1.10. "Derivative Process" means a semiconductor fabrication process, other than a Logic Process Technology or Embedded Flash Technology, which incorporates, modifies or uses steps or elements developed for and utilized in such Technologies.

         1.11. "Derivative Product" means a product that incorporates, in whole or in substantial part, a pre-existing design, or a modification of a pre-existing design, and which may add functionality or performance to a pre-existing design.

         1.12. "Embedded Flash Technology" means a technology resulting from incorporating a high-density non-volatile flash array process into a logic process while maintaining compatibility with the general design rules of the logic process. Embedded Flash Technology includes CDR1, CDR3, HIP6F and SGEFT as are defined generally below and are defined specifically in documents for each Embedded Flash Technology set forth in Appendix A. Appendix A will be updated as necessary to include documents to specifically describe each new Embedded Flash Technology as it is developed.

                  (a)      "CDR1" means embedded flash technology in which
                           *****.

                  (b) "CDR3 and future CDR processes" mean embedded flash technologies in which *****.

                  (c) "HIP6F" means a high performance process for manufacturing stand-alone and embedded flash devices based on HIP6L.

                  (d) "SGEFT" means subsequent generation embedded flash technologies developed by the parties pursuant to this Agreement, that are successors to HIP6F.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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         1.13.    "Existing Product" means a product, production units of which were first distributed to customers prior to or no more than six (6) months after a Change of Control.

         1.14. "Executive Board of Directors" means the ultimate governance authority for the AMD-Motorola alliance.

         1.15. "Foundry" means a company that manufactures semiconductor products for a party other than a party to this Agreement, to be purchased and resold by such party.

         1.16. ***** means a party to this Agreement providing information, training and support to a ***** of that party regarding a Logic Process Technology, Embedded Flash Technology, or other semiconductor manufacturing process developed and/or licensed under this Agreement, and *****.

         1.17. "Improvement" means a change or addition to a process which improves or modifies it in some manner, including but not limited to increasing manufacturing throughput, increasing the performance, quality or yield of devices manufactured using the process, decreasing the cost of utilizing the process, or enabling the use of different materials but does not include the manufacture of different types of devices utilizing the process unless specifically agreed upon by the parties hereto; provided, however, that a change or addition will constitute an Improvement only if the process after such Improvement still fits within the definition for that process (e.g., HIP5L, HIP6L or HIP7L) set forth in this Agreement.

         1.18. "Intellectual Property" means all intellectual property including but not limited to copyrights, trade secrets, and know how but specifically excluding patents.

         1.19. "IP Expenses" are fees, costs, or other charges related to securing and maintaining intellectual property rights other than IP Fees and Translation Expenses.

         1.20. "IP Fees" are fees or other charges required to be paid to a governmental agency, governmental office, or other governmental entity to secure and maintain intellectual property rights and include filing fees, registration fees, issue fees, maintenance fees, annual taxes, and annuities.

         1.21. "Joint Technology" means: (i) with respect to copyrightable material

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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                  or work subject to protection under Chapter 9 of Title 17 of the U.S. Code (Semiconductor Chip Protection Act), such material or work qualifies as a "joint work" under 17 U.S.C.
                  Section 101; (ii) with respect to inventions subject to patent protection, AMD and Motorola were "joint inventors" of such invention under 35 U.S.C. Section 116; and (iii) with respect to matter subject to trade secret protection, AMD and Motorola both made substantial contributions to such matter. Where a product or process consists of multiple parts, elements or steps, each of which is capable of being subject to a claim of ownership, each such part, element or step will be analyzed separately to determine if it constitutes Joint Technology.

         1.22. "Logic Process Technologies" means collectively HIP5L, HIP6L, HIP7L, and SGLPT as are defined generally below and are defined specifically in documents for each Logic Process Technology set forth in Appendix B. Appendix B will be updated as necessary to include documents to specifically describe each new Logic Process Technology as it is developed.

                  (a) "HIP5L" means a high performance copper interconnect logic process for manufacturing logic devices *****.

                  (b) "HIP6L" means a high performance copper interconnect logic process for manufacturing logic devices *****.

                  (c) "HIP7L" means a high performance copper interconnect logic process for manufacturing logic devices *****.

                  (d) "SGLPT" means subsequent generation logic process technologies developed by the parties pursuant to this Agreement, that are successors to HIP7L.

         1.23. "Milestone" means an objectively verifiable achievement in a Project, such as the completion of a certain stage of development, the ability of a product or process under development to pass certain tests, or the delivery of a Conforming Deliverable.

         1.24. "Motorola Technology" means technology developed solely and/or owned solely by Motorola and all solely owned intellectual property pertaining thereto.

         1.25. "Non-Acquired Party" means a party to this Agreement when the other party undergoes a Change of Control.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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         1.26.    "Personal Computing Environment" means a general purpose
                  personal computer or server including desktop, tower or portable enclosures, intended primarily for use by a single user where the user is allowed to install third party application software and that is designed to operate with data processing applications using personal computer operating systems, such as Windows, Windows NT, Windows CE, and Mac OS, or server operating systems such as AIX, UNIX, or OS/400, or larger operating systems such as VM and MVS; provided, however, that Personal Computing Environment does not include a palmtop or PDA or a device smaller than a palmtop or PDA, nor does it include communications, transportation, set top box or consumer electronics applications.

         1.27. "Power PC Microprocessors" means microprocessors designed for the Personal Computing Environment and embedded applications utilizing the industry desktop and embedded Power PC architectures and instruction sets.

         1.28. "Program Manager" means a manager who is an employee of a party hereto and is responsible for business and operating issues relating to a specific Project.

         1.29. "Project" means a project agreed to by the Executive Board of Directors and undertaken pursuant to this Agreement. The parties have agreed to undertake the Projects described in Sections 5 and 6 of this Agreement and will complete a Statement of Work on each of those Projects ***** of the Effective Date or as otherwise agreed to by the parties. The parties also intend to commence other Projects under this Agreement and will complete Statements of Work on those Projects as provided in Section 3.1 herein.

         1.30. "Statement of Work" means a development plan for a Project in the form attached as Exhibit C, that includes a specification of the product or process being developed, a description of Milestones to be achieved (including, when appropriate, deliverables and acceptance criteria), a development schedule specifying when the Milestones are due and when the development is supposed to be completed, a budget estimating expenses to be incurred by each party in connection with the Project, designation of a Program Management Team and those items set forth in Sections 1.8 and 1.9 of Appendix D.

         1.31. "Steering Committee" means the governance authority responsible for the day-to-day operation of the AMD-Motorola alliance.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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         1.32.    "Strategic Party" means a third party with whom a party to this Agreement has a relationship to jointly develop and/or design products or devices or portions of products or devices.

         1.33. ***** means a party to this Agreement providing information, training and support to a ***** of such party regarding a Logic Process Technology, Embedded Flash Technology, or other semiconductor manufacturing process developed and/or licensed under this Agreement, and *****.

         1.34.    "Subsidiary" means a corporation, company, or other entity:

                  (a) more than forty percent (40%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are now or hereafter, owned or controlled, directly or indirectly, by a party hereto, but such corporation, company, or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists;

                  (b) which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but more than forty percent (40%) of whose ownership interest representing the right to make the decisions for such corporation, company, or other entity is now or hereafter, owned or controlled, directly or indirectly, by a party hereto, but such corporation, company, or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

         1.35. "Technical Coordinator" means a technical manager who is an employee of a party and is responsible for managing the day-to-day development effort of a Project as set forth in
                  Section 2.4.

         1.36. "Test Technology Know How" means the methods and techniques provided to Motorola by AMD used to produce highly reliable flash products at cost effective test times, including: stress modes designed into the product; the characterization techniques used to determine the conditions used in the stress modes and their implementation into the production test routines; the method of characterizing and testing the program distribution and erase distribution in the product and the application of this data in the test program that achieves program and

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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                  erase distributions resulting in very low failure rate program erase cycling; and the test methodology to reduce the effects of manufacturing variability, resulting in improvements in manufacturability and overall productivity. Test Technology Know How does not include any particular production test routines themselves.

         1.37. ***** means a party to this Agreement providing information, training and support to a ***** (any party other than Motorola or AMD and who does not qualify as a *****, ***** under this Agreement) regarding a Logic Process Technology, Embedded Flash Technology, or other semiconductor manufacturing process developed and/or licensed under this Agreement, and *****.

         1.38. "Translation Expenses" are fees, costs, or other charges related to translating patent applications and copyright registrations.

         1.39. "X86 Microprocessors" means microprocessors designed for personal computers and servers compatible with X86 versions of Microsoft Corporation's Windows(R) operating systems, and utilizing the industry standard, X86 architecture and instruction sets.

2.       Alliance Governance

         2.1.     Executive Board of Directors.

         The alliance will be governed by an Executive Board of Directors comprised of eight (8) members. Four (4) members will be appointed by AMD with the approval of Motorola and the other four (4) members will be appointed by Motorola with the approval of AMD.

         2.1.1. The following matters will require approval by the Executive Board of Directors, in addition to any other matters required to be approved by the Executive Board of Directors by other terms of this Agreement.

         2.1.1.1. Appointment of new members to the Executive Board of Directors and the Steering Committee.

         2.1.1.2.          Approval of Projects proposed by the Steering
                           Committee.

         2.1.1.3. Amendments to the Logic Process Technology or Embedded Flash Technology roadmaps.

         2.1.2. Meetings: Meetings of the Executive Board of Directors will be held

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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                           at least monthly for the first year and thereafter as
                           mutually agreed. The Executive Board of Directors' meetings may be conducted on either a face-to-face basis or via video or telephone conference call, whichever is mutually agreed to by the Parties at least ten (10) business days in advance of the meeting. Special meetings may be called by any two members of the Executive Board of Directors, one (1) from each party, upon at least (i) ten (10) business days prior notice for a face-to-face meeting or (ii) seventy-two (72) hours prior notice for a telephonic or video conference meeting. The Executive Board of Directors may also act without a meeting upon unanimous written consent of all of the Board members.

         2.1.3.            Quorum

         2.1.3.1. A quorum of the Executive Board of Directors will consist of at least six (6) members, including at least three (3) members representing AMD and three
                           (3) members representing Motorola. No action may be taken at any meeting of the Executive Board of Directors in the absence of a quorum.

         2.1.3.2. Notwithstanding Section 2.1.3.1 above, in the event all of the members representing one of the Parties fail to attend a meeting duly noticed and called, the members in attendance at the next duly noticed and called meeting, which may be a special meeting called as provided in Section 2.1.2, may take action regardless of whether a quorum is present.

         2.2.     The Steering Committee.

         The day-to-day operation of the alliance will be directed by the Steering Committee.

         2.2.1. Members: The Steering Committee will be comprised of an equal number of representatives from AMD and Motorola, not to be less than three (3) from each party, appointed by their respective companies within ten (10) days of the effective date of this Agreement.

         2.2.2.   Responsibilities;

         2.2.2.1. The Steering Committee will appoint a Program Management Team for each Project.

         2.2.2.2. The Program Management Team will submit an operating plan for the Project to the Steering Committee for approval. Once the Steering Committee has approved the plan, the Steering Committee will submit a brief discussion of the Project, including a summary of its major technical milestones and operating budget, to the Executive

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                           Board of Directors. The Executive Board of Directors
                           must approve the Project in accordance with Section
                           2.1 of this Agreement in the calendar quarter in which cost sharing is to begin.

         2.2.2.3. The Steering Committee will oversee the progress of all Projects to ensure that the Projects remain appropriately staffed and resourced; that technical milestones are met and that the Projects are on time and within budget.

         2.2.2.4. The Steering Committee will be responsible for approving any amendments to the Logic Process Technology or Embedded Flash Technology roadmaps. Such amendments must also be approved by the Executive Board of Directors.

         2.3.     Program Management Team:

         The Program Management Team will consist of one (1) Program Manager and one (1) Technical Coordinator, or one (1) Program Manager and one (1) Technical Coordinator from each party, as appropriate and agreed to by the parties. Each Project undertaken pursuant to this Agreement will have a Program Management Team assigned to it by the Steering Committee. The Program Management Team will be responsible for creating an operating plan for the Project for managing the day-to-day activities of the Project and for reporting on the progress of the Project to the Steering Committee. The Program Manager will be primarily responsible for all business and operating issues relating to the Project, such as ensuring that the Project is appropriately staffed and resourced and that it is on time and within budget. The Technical Coordinator will be primarily responsible for all technical aspects of the Project, including ensuring that technical milestones are achieved.

3.       Development Projects.

         3.1. Statement of Work. Prior to commencement of a Project or as soon thereafter as possible, the parties will develop a Statement of Work.

         3.2.     Development Costs.

                  AMD and Motorola will accrue shared development costs for mutually agreed upon facilities, tasks and technologies, as set forth more fully in Appendix D.

         3.3. Audit. Each party will maintain appropriate books and records necessary to verify its Development Costs. Each party may upon reasonable notice and at its expense during normal business hours and not more than once each year have a Big 6 certified public accounting

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                  firm review the other party's books and records to verify the information contained in the royalty statements. In the event an audit reveals that a party over-reported Development Costs and paid less or received more than it should, such party will promptly pay the other party the amount necessary to correct the error. If the audit reveals that a party underreported Development Costs and paid more or received less than it should, then such party will be entitled to, at such party's election, either a prompt refund of the amount due or a credit towards future Development Cost equalization payments. If the amount of the error is more than 10% of the amount of the Development Costs for the period being audited in favor of the auditing party: (i) the audited party will pay the cost of the audit; (ii) the auditing party will be permitted to conduct an audit each quarter for the next two years, and (iii) the audited party will institute appropriate corrective mechanisms in its reporting process to prevent further errors.

         3.4. Schedule. The achievement of Milestones will be the joint responsibility of the parties. Each party will provide appropriate resources, as reflected in the Statement of Work, to complete the Project on schedule. The Program Management Team will be primarily responsible to ensure that the Project proceeds on schedule and will notify the Steering Committee in the event of a significant delay in the development. The parties will take appropriate steps to address such delays, which may include but are not necessarily limited to: increasing the resources on the Project, obtaining assistance from third parties, modifying the scope of the Project, or modifying the schedule. A Project may only be cancelled upon joint agreement by the Executive Board of Directors.

         3.5. Deliverables. For each Milestone for which a deliverable is due, the parties will make reasonable efforts to ensure that it is a Conforming Deliverable. The deliverable will be promptly tested using the acceptance criteria identified in the Statement of Work to determine whether it is a Conforming Deliverable and the Technical Coordinator will send a notice to each party describing any non-conformance. Any non-conformities will be corrected as soon as possible and the deliverable will be further tested. The Milestone will be deemed completed only upon deliverance of a Conforming Deliverable.

         3.6. Progress Reports. For each Project, the Program Management Team will generate a monthly progress report. Each report shall describe the status of the Project, including but not limited to:

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                  (a)      Assessment of current Project schedule outlook in
                           comparison to Milestones;

                  (b) Short description of technical problems, issues or roadblocks encountered and identification of technical decisions that need to be made;

                  (c) Recommendations for resolving outstanding issues and making pending decisions; and

                  (d) Proposed recovery method for addressing any delays in the schedule.

                  (e)      Status of the budget for the current project.

4.       Ownership.

         4.1. AMD Technology. AMD is the sole and exclusive owner of the AMD Technology. Any Derivative Process developed solely by AMD will be AMD Technology, subject to Motorola's ownership of any Logic Process Technology, Embedded Flash Technology, or other Motorola Technology from which such Derivative Process is derived.

         4.2. Motorola Technology. Motorola is the sole and exclusive owner of the Motorola Technology. Any Derivative Process developed solely by Motorola will be Motorola Technology, subject to AMD's ownership of any Logic Process Technology, Embedded Flash Technology, or other AMD Technology from which such Derivative Process is derived.

         4.3. Joint Technology. AMD and Motorola each have an undivided ownership interest in Joint Technology and any intellectual property obtained thereon. The parties shall cooperate in executing and reviewing any documents and taking any actions necessary to obtain and maintain intellectual property protection of the Joint Technology. In the case of each discovery, improvement, invention, program or code that is Joint Technology, the parties shall determine whether or not to file patent applications or register copyrights in the United States and other countries. IP Expenses for preparing each joint application or registration shall be borne by the party that prepares and files the application or registration. Prior to filing, the non-filing party will be notified and requested to pay one-half (1/2) of all IP Fees and Translation Expenses. In the event that the non-filing party does not notify the requesting party in sixty (60) days in writing that it will pay one-half (1/2) of such IP Fees and Translation Expenses or if one party desires to obtain intellectual property protection for specific Joint Technology (such as filing for patent protection in a certain country)

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                  and the other party does not wish to obtain such protection for such Joint Technology, then the party seeking such protection will control and pay the cost of such prosecution, but the filing will still reflect both parties as joint owners. In the event of an enforcement action for Joint Technology depending on intellectual property protection the procurement of which was paid for by only one party, any recovery will first go to reimburse the party for the cost of obtaining such protection. Whenever the parties agree that an infringement action should be brought based on Joint Technology, the parties will jointly direct and share in the cost of bringing such action. In the event one party wishes to pursue an infringement action, and the other party does not, the party bearing the cost will control the action and will be allowed to retain any sums recovered in bringing such action. The other party may, at its option, cooperate in appearing as a plaintiff in such action and in providing information and testimony in support of such action. In connection with such support and testimony, the party bearing the costs of the action will pay out-of-pocket expenses of the other party (e.g., travel expenses), but will not be required to compensate the other party for the time of its employees and other incidental costs (e.g., photo-copying charges).

         4.4. No Implied Licenses. This Agreement grants no licenses to any intellectual property except as expressly provided herein. It is the intent of the parties that only the Motorola Technology and AMD Technology provided for or developed during Projects is to be expressly licensed.

5.       Cooperation on Logic Process Technology.

         5.1. Statement of Work. The parties will undertake Projects to complete and develop Logic Process Technologies. The parties intend to complete one or more Statement(s) of Work for HIP5L and HIP6L ***** days of the Effective Date or as otherwise agreed. Such Statement(s) of Work will be consistent with the HIP5L, HIP6L Program Plan-Rev.2.0, attached hereto as Exhibit E.

         5.2. Although particular express rights are provided to each of the parties herein, it is the intent of parties to ***** Logic Process Technologies and Embedded Flash Technologies. Accordingly, the parties intend to cooperate with each other in situations necessary to *****.

         5.3. In exercising the rights provided hereunder, AMD will ***** the Logic Process Technology to produce Power PC Microprocessors or Motorola

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document


                  proprietary processor architectures and Motorola will ***** the Logic Process Technology to produce X86 Microprocessors or AMD proprietary processor architectures.

         5.4.     HIP5L Licenses.

                  (a) Any Improvements to HIP5L developed solely by AMD will be deemed AMD Technology, subject to Motorola's rights in HIP5L. Any Improvements to HIP5L developed solely by Motorola will be deemed Motorola Technology, subject to AMD's rights in AMD Improvements to HIP5L.

                  (b) Motorola hereby grants to AMD under Motorola Intellectual Property, a non-exclusive, non-transferable, worldwide, royalty-free (except as provided in Sections 6.5 and 6.6) license, without the right to sublicense, to:

                           (i) practice the methods and processes of HIP5L and Motorola Improvements to HIP5L,

                           (ii)     make, use, import and sell devices
                                    manufactured using HIP5L and Motorola
                                    Improvements to HIP5L, and

                           (iii) make Improvements to HIP5L and Derivative Processes using HIP5L technology.

                  (c) AMD hereby grants to Motorola under AMD Intellectual Property, a non-exclusive, non-transferable, worldwide, royalty-free license to:

                           (i) practice the methods and processes of HIP5L and AMD Improvements to HIP5L,

                           (ii) make, have made, use, import and sell devices manufactured using HIP5L and AMD Improvements to HIP5L,

                           (iii) make further Improvements to HIP5L and AMD Improvements to HIP5L and Derivative Processes using HIP5L and AMD Improvements to HIP5L, and

                           (iv) undertake ***** with respect to HIP5L and sublicense the rights granted in Section 5.4(c)(i), (ii) and (iii) only as part of such *****,

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document


                           (v) undertake ***** with respect to HIP5L and sublicense the rights granted in Section 5.4(c)(i), (ii), and (iii) only as part of such *****,

                           (vi) undertake ***** with respect to HIP5L and sublicense the rights granted in Section 5.4(c)(i), (ii), and (iii) only as part of such *****,

                           (vii) undertake ***** with respect to HIP5L and sublicense the rights granted in Section 5.4(c)(i), (ii), and (iii) only as part of such *****.

                  (d) In the event that Motorola exercises its rights granted by AMD in Section 5.4(c) (iv)-(vii), AMD will negotiate in good faith with such ***** for a license under AMD patents essential to utilize HIP5L and Improvements thereto on reasonable terms, or, at AMD's option, will represent and warrant to Motorola that it will not assert it's patents essential to utilize HIP5L against the *****.

                  (e) AMD will assign engineers to work in agreed-upon wafer fabrication facilities of Motorola in order to gain an understanding of HIP5L. AMD will, *****. Motorola will train and support the AMD engineers with respect to HIP5L including but not limited to, disclosing all necessary information and know-how, and providing all necessary documentation and technical support.

         5.5.     HIP6L Licenses.

                  (a) The parties intend to create a Statement of Work on HIP6L and to collaborate on the remaining development of that technology. It is anticipated that each party will make contributions to the development of that technology. Any contributions or Improvements to HIP6L developed solely by AMD will be deemed AMD Technology, subject to Motorola's rights in HIP6L. Any contributions or Improvements to HIP6L developed solely by Motorola will be deemed Motorola Technology, subject to AMD's rights in HIP6L.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document


                  (b) Motorola hereby grants to AMD under Motorola Intellectual Property a non-exclusive, non-transferable, worldwide, royalty-free (except as provided in Sections 6.5 and 6.6) license to:

                           (i) practice the methods and processes of HIP6L and Motorola Improvements to HIP6L,

                           (ii) make, have made, use, import and sell devices manufactured using HIP6L and Motorola Improvements to HIP6L,

                           (iii) make Improvements to HIP6L and Derivative Processes using HIP6L technology,

                           (iv) only with Motorola approval, such approval not to be unreasonably withheld, undertake ***** within ***** after the first commercial shipment of a product manufactured using HIP6L and without approval, undertake ***** HIP6L ***** thereafter with respect to HIP6L and sublicense the rights granted in Section 5.5
                                    (b)(i), (ii) and (iii) only as part of such *****,

                           (v) only with Motorola approval, such approval not to be unreasonably withheld, undertake ***** with respect to HIP6L and sublicense the rights granted in Section 5.5 (b)(i),
                                    (ii) and (iii) only as part of such *****,

                           (vi) only with Motorola approval, such approval not to be unreasonably withheld, undertake ***** with respect to HIP6L and sublicense the rights granted in Section 5.5 (b)(i),
                                    (ii) and (iii) only as a part of such *****, and

                           (vii) only with Motorola approval, such approval not to be unreasonably withheld, undertake ***** within ***** after the first commercial shipment of a product manufactured using HIP6L and without approval, undertake ***** thereafter with respect to HIP6L and sublicense the rights granted in Section 5.5 (b)(i), (ii) and
                                    (iii) only as a part of such *****.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document


                  (c) AMD hereby grants to Motorola under AMD Intellectual Property, a non-exclusive, non-transferable, worldwide, royalty-free license to:

                           (i) practice the methods and processes of HIP6L and AMD Improvements to HIP6L,

                           (ii) make, have made, use, import and sell devices manufactured using HIP6L and AMD Improvements to HIP6L,

                           (iii) make Improvements to HIP6L and Derivative Processes using HIP6L technology,

                           (iv) undertake ***** with respect to HIP6L and sublicense the rights granted in Section 5.5
                                    (c)(i), (ii) and (iii) only as part of such *****,

                           (v) undertake ***** with respect to HIP6L and sublicense the rights granted in Section 5.5
                                    (c)(i), (ii) and (iii) only as part of such *****. Notwithstanding, Motorola agrees to license *****, with whom Motorola is having products made pursuant to Section 5.5(c)(ii), to manufacture and sell only engineering and prototype sample quantities of products manufactured using HIP6L to parties other than Motorola, AMD, ***** within ***** after the first commercial shipment of a product manufactured using HIP6L. Upon the approval of AMD, such approval not to be unreasonably withheld, Motorola may undertake further ***** with respect to HIP6L within the ***** period. Motorola may undertake ***** period,

                           (vi) upon prior written approval of AMD, such approval not to be unreasonably withheld, undertake ***** within ***** after the first commercial shipment of a product manufactured using HIP6L and without written approval, undertake ***** HIP6L ***** thereafter with respect to HIP6L and

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document


                                    sublicense the rights granted in Section 5.5
                                    (c)(i), (ii) and (iii) only as a part of such *****, and

                           (vii) undertake ***** within ***** after the first commercial shipment of a product manufactured using HIP6L and ***** HIP6L ***** thereafter and sublicense the rights granted in Section 5.5 (c)(i), (ii) and
                                    (iii) only as a part of such *****. Upon the approval of AMD, such approval not to be unreasonably withheld, Motorola may undertake further ***** with respect to HIP6L within the ***** period.

                  (d) In the event that AMD exercises its rights granted by Motorola in Section 5.5(b) (iv)-(vii) Motorola will negotiate in good faith with such ***** for a license under Motorola patents essential to utilize HIP6L and Improvements thereto on reasonable terms, or, at Motorola's option, will represent and warrant to AMD that it will not assert it's patents essential to utilize HIP6L against the *****. In the event that Motorola enters into a patent license with, or covenants not to assert its patents against, ***** who received a ***** under HIP6L as described in this Section, AMD will ***** such *****, *****.

                  (e) In the event that Motorola exercises its rights granted by AMD in Section 5.5(c) (iv)-(vii) AMD will negotiate in good faith with such ***** for a license under AMD patents essential to utilize HIP6L and Improvements thereto on reasonable terms, or, at AMD's option, will represent and warrant to Motorola that it will not assert it's patents essential to utilize HIP6L against the *****. In the event that AMD enters into a patent license with, or covenants not to assert its patents against, a ***** who received a ***** under HIP6L as described in this Section, Motorola will *****.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document


                  (f) AMD will assign engineers to work in Motorola's Advanced Process Research & Development Lab ("APRDL") facility and other facilities as set forth in the HIP6L Statement of Work.

                  (g) Motorola may assign engineers to AMD facilities in order to participate in the development of HIP6L.

                  (h) AMD will install a production process for HIP6L into AMD's Dresden Fab30 facility. Motorola will train and support the AMD engineers with respect to the design and manufacturing processes related to HIP6L as set forth in Appendix E.

         5.6.     HIP7L Licenses.

                  (a) The parties intend to create Statements of Work on HIP7L and SGLPT and to collaborate on the development of those technologies. It is anticipated that each party will make substantial contributions to the development of those technologies. Any contributions or Improvements to HIP7L and SGLPT developed solely by AMD will be deemed AMD Technology, subject to Motorola's rights in HIP7L and SGLPT. Any contributions or Improvements to HIP7L and SGLPT developed solely by Motorola will be deemed Motorola Technology, subject to AMD's rights in HIP7L and SGLPT.

                  (b) Motorola hereby grants to AMD under Motorola Intellectual Property, a non-exclusive, non-transferable, worldwide, royalty-free (except as provided in Sections 6.5 and 6.6) license to:

                           (i) practice the methods and processes of HIP7L and SGLPT and Motorola Improvements to HIP7L and SGLPT,

                           (ii) make, have made, use, import and sell devices manufactured using HIP7L and SGLPT and Motorola Improvements to HIP7L and SGLPT,

                           (iii) make Improvements to HIP7L and SGLPT and Derivative Processes using HIP7L and SGLPT technology,

                           (iv) undertake ***** with respect to HIP7L and SGLPT and sublicense the rights granted in
                                    Section 5.6 (b)(i), (ii) and (iii) only as part of such *****,

                           (v) undertake ***** with respect to HIP7L and SGLPT and sublicense the rights granted in

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document


                                    Section 5.6(b)(i), (ii) and (iii) only as part of such *****. Notwithstanding, AMD agrees to license *****, with whom AMD is having products made pursuant to Section 5.6(b)(ii), to manufacture and sell only engineering and prototype sample quantities of products manufactured using a particular HIP7L or SGLPT to parties other than Motorola, AMD, ***** within ***** after the first commercial shipment of a product manufactured using the particular HIP7L or SGLPT. Upon the approval of Motorola, such approval not to be unreasonably withheld, AMD may undertake further ***** with respect to the particular HIP7L or SGLPT within the ***** period. AMD may undertake ***** after the ***** period,

                           (vi) ***** after the first commercial shipment of a product utilizing a particular HIP7L or SGLPT, undertake ***** with respect to the particular HIP7L or SGLPT and sublicense the rights granted in Section 5.6 (b)(i), (ii) and (iii) only as a part of such *****, and

                           (vii) undertake one HIP7L or SGLPT ***** within ***** after the first commercial shipment of a product manufactured using a particular HIP7L or SGLPT and ***** HIP7L or SGLPT ***** thereafter and sublicense the rights granted in Section 5.6 (b)(i), (ii) and
                                    (iii) only as a part of such *****. Upon mutual agreement of the parties, such approval not to be unreasonably withheld, AMD may undertake further ***** with respect to HIP7L within the ***** period.

                  (c) AMD hereby grants to Motorola under AMD Intellectual Property, a non-exclusive, non-transferable, worldwide, royalty-free license to:

                           (i) practice the methods and processes of HIP7L and SGLPT and AMD Improvements to HIP7L and SGLPT,

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document


                           (ii) make, have made, use, import and sell devices manufactured using HIP7L and SGLPT and AMD Improvements to HIP7L and SGLPT,

                           (iii) make Improvements to HIP7L and SGLPT and Derivative Processes using HIP7L and SGLPT technology,

                           (iv) undertake ***** with respect to HIP7L and SGLPT and sublicense the rights granted in
                                    Section 5.6 (c)(i), (ii) and (iii) only as part of such *****,

                           (v) undertake ***** with respect to HIP7L and SGLPT and sublicense the rights granted in
                                    Section 5.6 (c)(i), (ii) and (iii) only as part of such *****. Notwithstanding, Motorola agrees to license *****, with whom Motorola is having products made pursuant to
                                    Section 5.6(c)(ii), to manufacture and sell only engineering and prototype sample quantities of products manufactured using a particular HIP7L or SGLPT to parties other than Motorola, AMD, ***** within ***** after the first commercial shipment of a product manufactured using the particular HIP7L or SGLPT. Upon the approval of AMD, such approval not to be unreasonably withheld, Motorola may undertake further ***** with respect to the particular HIP7L or SGLPT within the ***** period. Motorola may undertake ***** after the ***** period,

                           (vi) upon prior written approval of AMD, such approval not to be unreasonably withheld, undertake ***** within ***** of the first commercial shipment of a product manufactured using a particular HIP7L or SGLPT and without written approval, undertake ***** HIP7L or SGLPT ***** thereafter with respect to a particular HIP7L or SGLPT and sublicense the rights granted in Section 5.6 (c)(i), (ii) and
                                    (iii) only as a part of such *****, and

                           (vii) undertake one HIP7L or SGLPT ***** within ***** after the first commercial shipment of a product manufactured using a particular HIP7L or SGLPT

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document


                                    and ***** HIP7L or SGLPT ***** thereafter and sublicense the rights granted in Section
                                    5.6 (c)(i), (ii) and (iii) only as a part of such *****. Upon mutual agreement of the parties, such approval not to be unreasonably withheld, Motorola may undertake further ***** with respect to HIP7L within the ***** period.

                  (d) In the event that AMD exercises its rights granted by Motorola in Section 5.6(b)(iv)-(vii), Motorola will negotiate in good faith with such ***** for a license under Motorola patents essential to utilize HIP7L and SGLPT and Improvements thereto on reasonable terms, or, at Motorola's option, will represent and warrant to AMD that it will not assert it's patents essential to utilize HIP7L against the *****. In the event that Motorola enters into a patent license with, or covenants not to assert its patents against, a ***** who received a ***** under a particular HIP7L or SGLPT as described in this Section, AMD will ***** such ***** for the particular HIP7L or SGPLT.

                  (e) In the event that Motorola exercises its rights granted by AMD in Section 5.6(c)(iv)-(vii), AMD will negotiate in good faith with such ***** for a license under AMD patents essential to utilize HIP7L and SGLPT and Improvements thereto on reasonable terms, or, at AMD's option, will represent and warrant to Motorola that it will not assert it's patents essential to utilize HIP7L and SGLPT against the *****. In the event that AMD enters into a patent license with, or covenants not to assert its patents against a ***** who received a ***** under a particular HIP7L or SGLPT as described in this Section, Motorola will *****

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document


                           such ***** for the particular HIP7L or SGLPT.

                  (f) AMD may assign engineers to Motorola facilities in order to participate in the development of HIP7L and SGLPT, as defined in the HIP7L and SGLPT Statements of Work. Motorola may assign engineers to AMD facilities in order to participate in the development of HIP7L and SGLPT.

                  (g) In the event that either AMD or Motorola initially contacts, or is initially contacted by, a ***** for a ***** pursuant to Sections 5.6(b)(vi) or 5.6(c)(vi) respectively, that party will provide notice of the contact to the other party and have primary responsibility for concluding negotiations with the ***** for the *****. In the event that the negotiating party does not enter into an agreement for a ***** with a particular ***** in a reasonable period of time or negotiations are ceased by the negotiating party or the *****, the non-negotiating party will then have the right to continue the negotiation with the *****. Notwithstanding, Motorola and AMD intend to cooperate with respect to licensing ***** in order to obtain the maximum benefit for both parties.

         5.7.     Foundry Support.

                  (a) In the event that Motorola has the HIP5L or HIP6L process in production earlier than AMD, providing AMD is in good faith attempting to qualify such process in its Dresden Fab 30 facility, at AMD's request, Motorola will manufacture utilizing HIP5L or HIP6L, up to *****, or such greater amount as the parties may agree to, until AMD's Dresden Fab 30 facility is prepared to provide production volume using those processes. The parties will negotiate and execute a separate foundry services agreement which shall include commercially reasonable terms and conditions, including pricing, in connection with the sale of such wafers.

                  (b) AMD represents and warrants that it has "have made" rights from any necessary third parties for products to be manufactured under Section 5.7(a) to enable Motorola to undertake such manufacturing. In the event a claim is asserted against Motorola relating to AMD's "have made" rights, AMD will indemnify and defend Motorola from and against any such

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document


                           claim, provided that Motorola promptly informs AMD of any such claim, permits AMD with counsel of its choosing to control the defense of the action, and provides reasonable cooperation and assistance in connection with the action. ***** Section 5.7(a), AMD will not be liable for any damages resulting from any manufacturing by Motorola occurring after such notice. In the event of a *******, Motorola will have no obligation to reserve any further wafer manufacturing capacity for AMD under this Section and AMD shall pay Motorola reasonable cancellation charges for any reserved capacity.

6.       Cooperation on Embedded Flash Technology.

         6.1. CDR1 Support. AMD will provide assistance and support to Motorola to assist Motorola in its efforts to meet the current CDR1 qualification schedule. Such assistance and support will consist of: (a) providing information and support in the areas of silicon processing, test flow, and design to support test flow; (b) assigning engineers as appropriate to work at Motorola's facilities as necessary to accomplish the foregoing; and (c) allowing Motorola engineers to perform appropriate tasks at AMD's facilities as necessary to accomplish the foregoing.

         6.2.     AMD CDR1 Flash Technology License.

                  (a) AMD hereby grants to Motorola under AMD Intellectual Property, a non-exclusive, non-transferable license to any design, process, and test technology disclosed and provided to Motorola in connection with the support provided pursuant to Section 6.1 or that is incorporated into CDR1, to:

                           (i) practice the methods and processes of CDR1 and AMD Improvements to CDR1,

                           (ii) make, have made, use, import, and sell devices manufactured using CDR1 and AMD Improvements to CDR1,

                           (iii) make Improvements to CDR1 and Derivative Processes using CDR1 technology,

                           (iv) undertake ***** with respect to CDR1 and sublicense the rights granted in Section 6.2(a)(i)-(iii) only as part of such *****.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document



                           (v) to undertake ***** with respect to CDR1 and sublicense the rights granted in Section 6.2(a)(i)-(iii) only as part of such *****.

                           (vi) to undertake ***** with respect to CDR1 and sublicense the rights granted in Section 6.2(a)(i)-(iii) only as part of such *****.

                           (vii) to undertake ***** with respect to CDR1 and sublicense the rights granted in Section 6.2(a)(i)-(iii) only as part of such *****.

                           (viii) Notwithstanding the licenses set forth in this Section, Motorola may transfer AMD's Test Technology Know How only to ***** pursuant to Sections 6.2(b)(iv) and 6.2(b)(vii), respectively.

                  (b) Any AMD Improvements to the AMD flash technology will be owned exclusively by AMD, and are hereby licensed to Motorola on the same terms as the AMD flash technology.

                  (c) In the event that Motorola exercises its rights granted by AMD in Section 6.2(a)(iv)-(vii), AMD will negotiate in good faith with such ***** for a license under AMD patents essential to utilize CDR1 and Improvements thereto on reasonable terms, or, at AMD's option, will represent and warrant to Motorola that it will not assert it's patents essential to utilize CDR1 against the *****.

         6.3. CDR3 Project. The parties will undertake a CDR3 Project and intend to complete a Statement of Work for such Project within ***** of the Effective Date or as otherwise agreed by the parties. Such Statement of Work will be consistent with the CDR3 Program Plan-Rev 3.0, attached hereto as Exhibit F.

         6.4.     CDR3 License.

                  (a) Motorola hereby grants to AMD under Motorola Intellectual Property, a non-exclusive, non-transferable, worldwide, royalty-free (except as provided in Sections 6.5 and 6.6) license to:

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document



                           (i) practice the methods and processes of CDR3 and Motorola Improvements to CDR3,

                           (ii) make, have made, use, import and sell embedded flash devices manufactured using CDR3 and Motorola Improvements to CDR3 but only for the Personal Computing Environment,

                           (iii) make, have made, use, import and sell embedded flash devices manufactured using CDR3 and Motorola Improvements to CDR3, but only ***** for applications other than the Personal Computing Environment,

                  (b) AMD hereby grants to Motorola under AMD Intellectual Property, a non-exclusive, non-transferable, worldwide, royalty-free license to:

                           (i) practice the methods and processes of CDR3 and future CDR processes and AMD Improvements to CDR3 and future CDR processes,

                           (ii) make, have made, use, import and sell devices manufactured using CDR3 and future CDR processes and AMD Improvements to CDR3 and future CDR processes,

                           (iii) make Improvements to CDR3 and future CDR processes and Derivative Processes using CDR3 technology,

                           (iv) undertake ***** with respect to CDR3 and future CDR processes and sublicense the rights granted in Section 6.4 (b)(i), (ii) and (iii) only as part of such *****,

                           (v) ***** after the first commercial shipment of a product manufactured by a particular CDR3 or future CDR process, undertake ***** with respect to CDR3 and future CDR processes and sublicense the rights granted in Section 6.4
                                    (b)(i), (ii) and (iii) only as part of such *****,

                           (vi) ***** after the first commercial shipment of a product manufactured by a particular CDR3 or future CDR process, undertake ***** with respect to CDR3 and future CDR processes and sublicense the rights


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document


                                    granted in Section 6.4 (b)(i), (ii) and
                                    (iii) only as a part of such *****,

                           (vii) undertake one CDR3 or future CDR process ***** within ***** after the first commercial shipment of a product manufactured using a particular CDR3 or future CDR process and ***** CDR3 or future CDR process ***** thereafter and sublicense the rights granted in Section 6.4 (b)(i),
                                    (ii) and (iii) only as a part of such *****.
                                    Upon mutual agreement of the parties, such approval not to be unreasonably withheld, Motorola may undertake further ***** with respect to CDR3 or future CDR processes within the ***** period, and

                           (viii) Notwithstanding the licenses set forth in this Section, Motorola may transfer AMD's Test Technology Know How only to ***** pursuant to Sections 6.4(b)(iv) and 6.4(b)(vii), respectively.

                  (c) In the event that Motorola exercises its rights granted by AMD in Section 6.4(b)(iv)-(vii), AMD will negotiate in good faith with such ***** for a license under AMD patents essential to utilize CDR3 and future CDR processes and Improvements thereto on reasonable terms, or, at AMD's option, will represent and warrant to Motorola that it will not assert it's patents essential to utilize CDR3 or future CDR processes against the *****.

                  (d) In connection with the license grant in Section 6.4(b), AMD will indemnify and defend Motorola from and against any claim ***** that any technology provided by AMD with regard to the CDR3 project and/or the license granted to Motorola under Section 6.4(b) violates *****, provided that Motorola promptly informs AMD of any such claim, permits AMD with counsel of its choosing to control the defense of the action, and provides reasonable cooperation and assistance in connection with the action. If AMD is not able to procure the rights necessary for Motorola to maintain its license on reasonable terms, or to modify AMD Flash Technology after reasonable efforts so that it is no longer infringing without substantially impairing its function or performance, then AMD may send a notice of such inability to


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document


                           Motorola and AMD will not be liable for any damages resulting from infringing activity occurring after such notice. In the event that AMD *****. The indemnity provided in this Section will not apply in the event the infringement claim is attributable to the combination of CDR3 or AMD Improvements thereto in combination with other technology or processes implemented solely by Motorola or others Notwithstanding, upon the request of AMD, Motorola will be required to assist AMD in developing and implementing a mutually agreeable substitute for any AMD Flash Technology that is infringing. *****

         6.5. CDR3 Schedule. The parties' goal is to complete CDR3 product qualification by *****. The parties current schedule is to complete CDR3 flash module tape out by *****. In the event the parties are unable to deliver a complete flash module by ***** in substantial compliance with the acceptance criteria specified in the Statement of Work for the CDR3 Project, then (i) further work on the CRD3 Project will cease, unless the parties agree to continue the Project; *****.

         6.6. Royalties. This Section 6.6 applies only in the event the parties are unable to deliver a complete flash module by *****, in substantial compliance with the program plan set forth in Exhibit F.

                  (a)      Definitions.  These definitions apply only to this
                           Section 6.6.

                           (i) "Net Revenue" means the gross receipts received by AMD from the sale of Royalty Bearing Devices less any taxes, freight charges, insurance, discounts, credits, commissions paid to third parties, and returns.


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document



                           (ii)     "Royalty Bearing Device" means a
                                    semiconductor product manufactured using a
                                    Logic Process Technology or other logic
                                    process utilizing copper metallization and sold by AMD as a production unit ***** of the first commercial shipment of any product using that specific process technology (*****). Royalty Bearing Device will not include any samples, prototypes or other devices distributed for marketing, testing or promotional purposes.

                  (b) Royalty Payments and Statements. Within thirty (30) days after the close of each quarter during which Net Revenue was received by AMD, AMD will pay to Motorola royalty payments based on the ***** reflected in the table set forth below.

                           *****
                           *****
                           *****
                           *****
                           *****
                           *****

                           Each payment will be accompanied by a statement reflecting the Net Revenue received during the quarter from Royalty Bearing Devices manufactured under each Logic Process Technology or Derivative Process of a Logic Process Technology.

                  (c) Audit. AMD will maintain appropriate books and records necessary to verify the information contained in the royalty statements. Motorola may upon reasonable notice and at its expense during normal business hours and not more than once each year have a Big 6 certified public accounting firm review AMD's books and records to verify the information contained in the royalty statements. If the audit reveals a deficiency in any royalty payment, AMD will promptly pay the amount of that deficiency. If the audit reveals that payments were made in excess of the amounts due, AMD will be entitled to, at AMD's election, either a prompt refund of the excess payment or a credit towards future royalty obligations. If the audit reveals a deficiency in excess of ***** of the amount of the

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document


                           royalty payments being audited, AMD will pay the reasonable costs of such audit.

         6.7.     HIP6F.

                  (a) The parties intend to create a Statement of Work on HIP6F and SGEFT and to collaborate on the development of those technologies. It is anticipated that each party will make substantial contributions to the development of those technologies. Any contributions or Improvements to HIP6F and SGEFT developed solely by AMD will be deemed AMD Technology, subject to Motorola's rights in HIP6F and SGEFT. Any contributions or Improvements to HIP6F and SGEFT developed solely by Motorola will be deemed Motorola Technology, subject to AMD's rights in HIP6F and SGEFT.

                  (b) Motorola hereby grants to AMD under Motorola Intellectual Property, a non-exclusive, non-transferable, worldwide, royalty-free license to:

                           (i) practice the methods and processes of HIP6F and SGEFT and Motorola Improvements to HIP6F and SGEFT,

                           (ii) make, have made, use, import and sell devices manufactured using HIP6F and SGEFT and Motorola Improvements to HIP6F and SGEFT,

                           (iii) make Improvements to HIP6F and SGEFT and Derivative Processes using HIP6F and SGEFT technology,

                           (iv) undertake ***** with respect to HIP6F and SGEFT and sublicense the rights granted in
                                    Section 6.7 (b)(i), (ii) and (iii) only as part of such *****, and

                           (v) undertake ***** with respect to HIP6F and SGEFT and sublicense the rights granted in
                                    Section 6.7 (b)(i), (ii) and (iii) only as part of such *****. Notwithstanding, AMD agrees to license *****, with whom AMD is having products made pursuant to Section 6.7(b)(ii), to manufacture and sell only engineering and prototype sample quantities of products manufactured using a particular HIP6F or SGEFT to parties other than Motorola, AMD, *****

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document


                                    within ***** after the first commercial
                                    shipment of a product manufactured using the particular HIP6F or SGEFT. Upon the approval of Motorola, such approval not to be unreasonably withheld, AMD may undertake further ***** with respect to the particular HIP6F or SGEFT within the ***** period. AMD may undertake ***** after the ***** period.

                           (vi) ***** after the first commercial shipment of a product utilizing a particular HIP6F or SGEFT, undertake ***** with respect to the particular HIP6F or SGEFT and sublicense the rights granted in Section 6.7 (b)(i), (ii) and (iii) only as a part of such *****.

                           (vii) undertake one ***** within ***** after the first commercial shipment of a product manufactured using a particular HIP6F and SGEFT and unlimited HIP6F or SGEFT ***** thereafter and sublicense the rights granted in Section 6.7 (b)(i), (ii) and (iii) only as a part of such *****. Upon mutual agreement of the parties, such approval not to be unreasonably withheld, AMD may undertake further ***** with respect to HIP6F and SGEFT within the ***** period.

                  (c) AMD hereby grants to Motorola under AMD Intellectual Property, a non-exclusive, non-transferable, worldwide, royalty-free license to:

                           (i) practice the methods and processes of HIP6F and SGEFT and AMD Improvements to HIP6F and SGEFT,

                           (ii) make, have made, use, import and sell devices manufactured using HIP6F and SGEFT and AMD Improvements to HIP6F and SGEFT,

                           (iii) make Improvements to HIP6F and SGEFT and Derivative Processes using HIP6F and SGEFT technology,

                           (iv) undertake ***** with respect to HIP6F and SGEFT and sublicense the rights granted in
                                    Section 6.7

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document

                                    (c)(i), (ii) and (iii) only as part of such *****,

                           (v) undertake ***** with respect to HIP6F and SGEFT and sublicense the rights granted in
                                    Section 6.7 (c)(i), (ii) and (iii) only as part of such *****. Notwithstanding, Motorola agrees to license *****, with whom Motorola is having products made pursuant to
                                    Section 6.7(c)(ii), to manufacture and sell only engineering and prototype sample quantities of products manufactured using a particular HIP6F or SGEFT to parties other than Motorola, AMD, ***** within ***** after the first commercial shipment of a product manufactured using the particular HIP6F or SGEFT. Upon the approval of AMD, such approval not to be unreasonably withheld, Motorola may undertake further ***** with respect to the particular HIP6F or SGEFT within the ***** period. Motorola may undertake ***** after the ***** period,

                           (vi) upon written approval of AMD, such approval not to be unreasonably withheld, undertake ***** within ***** of the first commercial shipment of a product manufactured using a particular HIP6F or SGEFT and without written approval, undertake ***** HIP6F or SGEFT ***** thereafter with respect to a particular HIP6F or SGEFT and sublicense the rights granted in Section 6.7 (c)(i), (ii) and (iii) only as a part of such *****.

                           (vii) undertake one ***** within ***** after the first commercial shipment of a product manufactured using a particular HIP6F and SGEFT and ***** HIP6F or SGEFT ***** thereafter and sublicense the rights granted in Section 6.7 (c)(i), (ii) and (iii) only as a part of such *****. Upon mutual agreement of the parties, such approval not to be unreasonably withheld, Motorola may undertake further ***** with respect to HIP6F and SGEFT within the ***** period.


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document



                  (d) In the event that AMD exercises its rights granted by Motorola in Section 6.7(b)(iv)-(vii), Motorola will negotiate in good faith with such ***** for a license under Motorola patents essential to utilize HIP6F and SGEFT and Improvements thereto on reasonable terms, or, at Motorola's option, will represent and warrant to AMD that it will not assert it's patents essential to utilize HIP7L against the *****. In the event that Motorola enters into a patent license with, or covenants not to assert its patents against a ***** who received a ***** under a particular HIP6F or SGEFT as described in this Section, AMD will ***** for the particular HIP6F or SGEFT.

                  (e) In the event that Motorola exercises its rights granted by AMD in Section 6.7 (c)(iv)-(vii), AMD will negotiate in good faith with such ***** for a license under AMD patents essential to utilize HIP6F and SGEFT and Improvements thereto on reasonable terms, or, at AMD's option, will represent and warrant to Motorola that it will not assert it's patents essential to utilize HIP6F and SGEFT against the *****. In the event that AMD enters into a patent license with, or covenants not to assert its patents against, a ***** who received ***** under a particular HIP6F or SGEFT as described in this Section, Motorola will ***** such ***** for the particular HIP6F or SGEFT.

                  (f) The development of HIP6F and SGEFT may be done in AMD or Motorola facilities, as agreed by the parties, and shall be staffed appropriately as determined by the Executive Board of Directors and/or the Steering Committee.

                  (g) In connection with the license grant in Section 6.7(c), AMD represents and warrants that it will remove from HIP6F any

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                         Page 33
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                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document


                           technology subject to a claim of ownership by *********. AMD will indemnify and defend Motorola from and against any claim ***** that any technology provided by AMD with regard to HIP6F and/or the license granted to Motorola under Section 6.7(c) violates *********, provided that Motorola promptly informs AMD of any such claim, permits AMD with counsel of its choosing to control the defense of the action, and provides reasonable cooperation and assistance in connection with the action. If AMD is not able to procure the rights necessary for Motorola to maintain its license on reasonable terms, or to modify HIP6F after reasonable efforts so that it is no longer infringing without substantially impairing its function or performance, then AMD may send a notice of such inability to Motorola and AMD will not be liable for any damages resulting from infringing activity occurring after such notice. *****.
                           The indemnity provided in this Section will not apply in the event the infringement claim is attributable to the combination of HIP6F or AMD Improvements thereto in combination with other technology or processes implemented solely by Motorola or others. Notwithstanding, upon the request of AMD, Motorola will be required to assist AMD in developing and implementing a mutually agreeable substitute for any AMD Flash Technology that is infringing. *****.

                  (h) In the event that either AMD or Motorola ***** pursuant to Sections 6.7(b)(vi) or 6.7(c)(vi) respectively, that party will provide ***** to the other party and have ***** with the *****. In the event that the ***** with a particular ***** in a reasonable period of time or *****

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                         Page 34
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                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document

                           *****, the ***** will then have the right *****. Notwithstanding, Motorola and AMD intend to cooperate with respect to *****.

         6.8.     Foundry Support.

                  (a) In the event that AMD has the HIP6F process in production earlier than Motorola who is in good faith attempting to qualify such process, at Motorola's request, AMD will manufacture for Motorola up to *****, or such greater amount as the parties may agree to, until Motorola's facility is prepared to provide production volume using that process. The parties will negotiate and execute a separate foundry services agreement which shall include commercially reasonable terms and conditions, including pricing, in connection with the sale of such wafers. At Motorola's request, AMD will manufacture utilizing future processes (including SGEFT), similar low volume and prototype products for Motorola until the Motorola is prepared to manufacture products utilizing such processes at its own facilities.

                  (b) In the event Motorola requests foundry support as provided in Section 6.8(a) it must represent as a condition of receiving such support that it has obtained the necessary "have made" rights from any third parties involved in the products to be manufactured under Section 6.8(a) to enable AMD to undertake such manufacturing. In the event a claim is asserted against AMD as a result of Motorola's failure to obtain such rights, Motorola will indemnify and defend AMD from and against any such claim, provided that AMD promptly informs Motorola of any such claim, permits Motorola with counsel of its choosing to control the defense of the action, and provides reasonable cooperation and assistance in connection with the action. If Motorola provides AMD with written notice to stop manufacturing pursuant to
                           Section 6.8(a), Motorola will not be liable for any damages resulting from any manufacturing by AMD occurring after such notice. In the event of a stop notice, AMD will have no obligation to reserve any further wafer manufacturing capacity for Motorola under this Section and Motorola shall pay AMD reasonable cancellation charges for any reserved capacity.


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document


         6.9. In exercising the rights provided hereunder, AMD will ***** the Embedded Flash Technology to produce Power PC Microprocessors or Motorola proprietary processor architectures and Motorola will ***** the Embedded Flash Technology to produce X86 Microprocessors or AMD proprietary processor architectures.

7.       Stand-Alone Flash Technology Rights.

         7.1. For CDR3 and later CDR technologies, AMD hereby grants to Motorola, under AMD Technology and AMD Intellectual Property, a non-exclusive, non-transferable, paid-up license to ***** to purchase such product, in accordance with the ***** will notify AMD within ninety (90) days of notice *****, AMD or AMD ***** will be responsible for the distribution of *****, directly or indirectly, to end user customers. If *****, AMD agrees that Motorola will then have the right to *****.

8.       Data Networking Products.

         8.1. AMD License. AMD hereby grants to Motorola under AMD Intellectual Property, a non-exclusive, non-transferable, worldwide license to make, have made, use, import, and sell Data Networking Products, to develop Derivative Products thereto, and to make, have made, use, import and sell such Derivative Products.

         8.2. Motorola License. Motorola hereby grants to AMD under Motorola Intellectual Property, a non-exclusive, non-transferable, worldwide license to make, have made, use, import, and sell Motorola Derivative Products to Data Networking Products; provided, however, that such license is limited to Motorola modifications to the functional blocks contained in the Data Networking Products, and not to separate blocks providing new functionality.

         8.3.     Royalties.

                  (a)      Definitions.  These definitions apply only to this
                           Section 8.3.


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document


                           (i) "AMD Content" means the percent of the die size of a Royalty Bearing Device that consists of a Data Networking Product or an Improvement thereto.

                           (ii) "Net Revenue" means the gross receipts received by Motorola from the sale of Royalty Bearing Devices less any taxes, freight charges, insurance, discounts, credits, commissions paid to third parties, and returns.

                           (iii) "Royalty Bearing Device" means a device that incorporates, in whole or in part, a Data Networking Product or an Improvement thereto.

                  (b) Royalty Payments and Statements. Within thirty (30) days after the close of each quarter during which Net Revenue was received by Motorola, Motorola will pay to AMD royalty payments based on ***** reflected in the table set forth below.

                               *****                    *****
                               *****                    *****

                               *****                    *****
                               *****                    *****
                               *****                    *****
                               *****                    *****
                               *****                    *****

                           Each payment will be accompanied by a statement reflecting the Net Revenue received during the quarter from Royalty Bearing Devices manufactured.

                  (c) Once a Data Networking Product is applicable as a licensed Data Networking Product so as to be considered in the table provided in Section 8.3(b) above, that Data Networking Product may not be counted again as another licensed Data Networking Product regardless of the number of different Motorola Derivative Products made.


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document

                  (d) In the event that AMD sells a Motorola Derivative Product of a Data Networking Product and that Motorola Derivative Product is royalty bearing, AMD must waive its royalty for any such Motorola Derivative Product.

                  (e) Audit. Motorola will maintain appropriate books and records necessary to verify the information contained in the royalty statements. AMD may upon reasonable notice and at its expense during normal business hours and not more than once each year have a Big 6 certified public accounting firm review Motorola's books and records to verify the information contained in the royalty statements. If the audit reveals a deficiency in any royalty payment, Motorola will promptly pay the amount of that deficiency. If the audit reveals that payments were made in excess of the amounts due, Motorola will be entitled to, at Motorola's election, either a prompt refund of the excess payment or a credit towards future royalty obligations. If the audit reveals a deficiency in excess of ***** of the amount of the royalty payments being audited, Motorola will pay the reasonable costs of such audit.

         8.4.     Delivery. In connection with the licenses granted under
                  Section 8.1 and 8.2, each party will deliver to the other net lists and product specifications for the designs being licensed.

9. X86 Microprocessor Purchases. Motorola will have the right to purchase AMD's X86 Microprocessors as a preferred customer.

10.      Assumption of Risk.

         Each party understands and acknowledges that except as expressly provided herein, it uses any technology delivered or licensed to it "AS IS" and at its own risk, without recourse against the other party.

11.      Confidentiality.

         11.1. The Receiving Party will for a period of seven (7) years from the date of disclosure (a) not disclose Confidential Information to any third party, (b) restrict dissemination of Confidential Information to only those employees who must be directly involved with Confidential Information, and (c) use the same degree of care as for its own information of like importance, but at least use reasonable care, in safeguarding against disclosure of Confidential Information of the Disclosing party.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document


         11.2. It is neither party's intent to use the specific information disclosed to it under this Agreement in its own product development, except as expressly authorized or licensed by this Agreement. However, the employees of either party during the term of this Agreement may further develop their general knowledge, skills, and experience in the technical areas to which the Confidential Information relates. The subsequent use by such employees of such general knowledge, skills and experience in the ordinary course of business does not constitute a breach of this Agreement. Further both parties recognize that receipt of Confidential Information under this Agreement shall not create any obligation in any way limiting or restricting the assignment of employees within either Party.

         11.3. Notwithstanding Section 11.1 above, the parties agree that certain disclosures of Confidential Information to third parties including but not limited to *****, and vendors will be necessary. Each party hereto may make disclosures of the others' Confidential Information provided that a confidentiality agreement having terms substantially similar to those in Appendix G is entered into between the third party and the disclosing party.

13.      Term and Termination.

         13.1. Term. This Agreement will commence on the Effective Date and will continue for a period of seven (7) years unless terminated earlier in accordance with this Section 13 or
                  Section 14.

         13.2. Termination for Cause by Either Party. Either party will have the right to terminate this Agreement at any time if:

                  (a) The other party is in material breach of any warranty, term, condition or covenant of this Agreement and fails to cure that breach within sixty
                           (60) days after receiving notice of that breach and the other party's intention to terminate;

                  (b) The other party (i) becomes insolvent; (ii) admits in writing its insolvency or inability to pay its debts or perform its obligations as they mature; or (iii) becomes the subject of any voluntary or involuntary proceeding in bankruptcy, liquidation, dissolution, receivership, attachment or composition or general assignment for the benefit of creditors; provided that if such condition is assumed involuntarily it has not been dismissed with prejudice within thirty
                           (30) days after it begins.


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document

         13.3. Termination for Convenience. Commencing on January 1, 2001, either party may terminate this Agreement without cause by providing written notice of termination to the other party. Such termination will be effective six months after such notice is given.

         13.4. Effect of Termination. Upon any termination of this Agreement, each party will be released from all obligations and liabilities to the other occurring or arising after the date of such termination, except that the following will survive any termination of this Agreement: *****. Neither party will be liable to the other for damages of any sort solely as a result of terminating this Agreement in accordance with its terms. Termination of this Agreement will be without prejudice to any other right or remedy of either party.

14.      Change of Control.

         14.1. In the event of a Change of Control of a party to this Agreement, the following will occur:

                  (a) the Non-Acquired Party will have the right to terminate the Agreement;

                  (b) the ***** may ***** to the ***** the right under the ***** of the ***** to make, have made, use, import, sell and otherwise dispose of ***** of the ***** and ***** to those *****;

                  (c) with respect to any ***** that the ***** and the ***** do not agree to continue developing, the ***** will be limited to the ***** and ***** that exist as of the time of the Change of Control;

                  (d) the ***** will negotiate in good faith with ***** for any additional rights sought by the *****; and

                  (e) in the event the CDR3 Project is not completed and the Non-Acquired Party and the Acquiring Party are unable to reach


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document



                           agreement on continuation of that development or in the event the parties are unable to deliver a ***** by ***** in substantial compliance with the program plan set forth in Exhibit F, then the royalty provisions of Section 6.6 will apply, and will be payable by the Acquiring Party.

15. Right to Develop Independently. Nothing in this agreement will impair either party's right to acquire, use, license, develop, manufacture or distribute for itself, or have others develop, manufacture or distribute for it, technology other than the technology being developed and/or licensed under this agreement.

16. Disclaimer of Consequential, Etc. Damages. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ANY OTHER PERSON FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS OR DAMAGES TO THE OTHER PARTY'S BUSINESS REPUTATION HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN AN ACTION FOR CONTRACT, STRICT LIABILITY OR TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, WHETHER OR NOT THE FIRST PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY REMEDY.

17.      General.

         17.1. Relief from Obligations. Neither party will be deemed in default of this Agreement to the extent that performance of its obligations or attempts to cure any breach are delayed or prevented by reason of any act of God, fire, natural disaster, accident, act of government, shortages of material or supplies or any other cause beyond the control of such party ("Force Majeure"), provided that such party gives the other party written notice thereof promptly and, in any event, within fifteen (15) days of discovery thereof and uses good faith efforts to so perform or cure. In the event of such a Force Majeure, the time for performance or cure will be extended for a period equal to the duration of the Force Majeure but not in excess of one hundred eighty (180) days. If the party seeking to be excused from performance of a Substantial Obligation cannot recover from the Force Majeure situation and resume satisfactory performance within one hundred eighty (180) days, of commencement of the Force Majeure situation, the other party may at its option, immediately terminate this Agreement. A Substantial Obligation is defined as a milestone task essential to the completion of a Project undertaken pursuant to this Agreement, as set forth in a particular Statement of Work.


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document


         17.2. Relationship of Parties. Neither party nor their employees, consultants, contractors or agents are agents, employees or joint venturers of the other party, nor do they have any authority whatsoever to bind the other party by contract or otherwise. They will not represent to the contrary, either expressly, implicitly, by appearance or otherwise.

         17.2.1. Personnel. When present on the site of the other party, employees of either party shall comply with all the rules applicable to contractor personnel resident at or visiting the premises of the party controlling the premises. Each party shall provide to the other a set of documents setting forth all such rules applicable to the contractor personnel resident at or visiting their facilities. Any waiver of this obligation must be agreed upon by both parties and must be in writing. Each party must sign an appropriate written resident contractor agreement, make employees aware of the requirement, and ensure compliance.

         17.2.2. Employee Selection. Each party shall be responsible for the selection and screening of its employees who will be assigned to work on any Project under this Agreement. Each party shall be responsible for the acts of its employees, and agrees to indemnify, defend, and hold the other party, its officers, agents, and employees, harmless from and against any and all claims, costs, attorney fees, fines, or similar expenses of whatsoever kind or character, including specifically, but not limited to, those resulting from injury or death to persons or damage to property, to the extent due to any fault or negligence of the indemnifying party and/or any officer, employee, or agent acting on the indemnifying party's behalf.

         17.2.3. Solicitation of Employees. To the extent permitted by law, during the term of this Agreement each party agrees neither to solicit directly for employment purposes the employees of the other party performing services under this Agreement, nor knowingly to solicit such employees via solicitations calling for knowledge and experience predominantly weighted to Projects under this Agreement (although this shall not forbid indirect solicitations for employees having the general knowledge necessary for such Projects). Neither party shall make any payment or gift of any value to any employee of the other party without the employing party's prior concurrence. Neither party shall make any representation that might cause an employee assigned by one party

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                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document


                      to believe that an employment relationship exists between such employee and the other party.

         17.2.4. Work Place Safety. The work place safety of employees assigned to Projects under this Agreement shall be the sole and full responsibility of the assigning party. If either party should become aware of the existence of any hazardous conditions, property, or equipment which are under the control of the other party it shall so advise the other party; however, it shall remain the first party's responsibility to take all necessary precautions against injury to persons or damage to property from such hazards, property, or equipment until corrected by the other party. Each party agrees to comply with the Occupational Safety and Health Act (OSHA), applicable OSHA standards, applicable state safety and health laws and regulations, any applicable municipal ordinances, and applicable facility safety rules of which the party has notice, regarding the employees it assigns to Projects under this Agreement.

         17.4. Employment Taxes and Benefits. It is understood and agreed that nothing in this Agreement is intended to, nor will it result in, an employee of a party becoming an employee of the other party or becoming a joint employee of both parties. Each party remains solely responsible for the payment of all withholding taxes, social security, unemployment insurance, workers' compensation insurance, disability insurance or similar items, including interest and penalties thereon, with respect to its employees. Each party will provide written notice to all employees participating in any Project under this Agreement that they will not by virtue of participating in the Project, working at the other party's facility, interacting with the management of the other party, or otherwise performing services in accordance with this Agreement become an employee of the other party.

         17.5. Assignment. The rights and liabilities of the parties under this Agreement will bind and inure to the benefit of the parties' respective successors, executors and administrators, as the case may be; provided that neither party may assign or delegate its obligations under this Agreement, either in whole or in part, except as set forth in Section 14 or to a subsidiary or affiliate of that party, without the other party's written consent. Any attempted assignment or delegation without such consent will be void.

         17.6. Notices. All notices, reports, requests, acceptances and other communications required or permitted under this Agreement will be in writing. They will be deemed given

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                                           December 3, 1998 - Execution Document



                  (a)      When delivered personally,

                  (b)      When sent by confirmed facsimile,

                  (c) One day after having been sent by commercial overnight carrier with written verification of receipt, or

                  (d) Five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or upon actual receipt thereof, whichever first occurs.

         All communications will be sent to the receiving party's address as set forth below or to such other address that the receiving party may have provided for purpose of notice as provided in this Section.

           General Counsel, MS-150          Vice President and Associate General
           Advanced Micro Devices, Inc.     Counsel for Patents, Trademarks and
           One AMD Place                    Licensing
           P.O. Box 3453                    Motorola, Inc.
           Sunnyvale, CA  94088-3453        1303 East Algonquin Road
                                            Schaumburg, IL  60196

         17.7.    Disputes.

                  (a) Dispute Resolution. In the event of a dispute between the parties, the issue will first be escalated to the Executive Board of Directors for attempted resolution within a reasonable period of time. If the Executive Board of Directors cannot resolve the dispute within two (2) weeks of notice, the issue will be escalated to the prospective Presidents or General Managers of the respective Motorola or AMD business sector or group or division, as the case may be. If these individuals are unable to resolve the dispute within two (2) weeks, the issue will be escalated to the CEOs of Motorola and AMD who will have two (2) weeks to resolve the issue.

                           Either party may initiate dispute resolution by notice to the other party. Such notice will be without prejudice to the invoking party's rights to any other remedy permitted hereunder. The parties will use commercially reasonable efforts to arrange meetings or telephone conferences, as needed at mutually convenient times and places, to facilitate negotiations between the parties.

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                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document


                           In the event that the parties fail or are unable to resolve a dispute between them after exhausting the escalation process set forth above, then either party may declare that a deadlock exists.

                           In the event of a deadlock after undertaking the forgoing steps to resolve the dispute in good faith, the parties shall attempt to resolve the dispute through mediation prior to instituting litigation or other adversary proceeding. Notwithstanding the previous sentence, no disputes pertaining to the intellectual property of either party shall be subject to mediation.

                  (b) Mediation. A party shall initiate a mediation by serving written notice on the other party by facsimile and overnight mail. The parties may select any mediator mutually agreeable to them. If the parties cannot agree on a mediator within fifteen
                           (15) days, they will, within five (5) days thereafter submit a joint request for mediation to the Austin, Texas office of the American Arbitration Association ("AAA") and request the AAA to select an appropriate mediator with experience in resolving financial and commercial disputes.

                           The mediation session shall occur within thirty (30) days of the selection of the mediator unless the parties mutually agree to extend this time, and shall be scheduled for not less than one day. Each party agrees to send a representative with full settlement authority to the mediation. The mediation shall be in the English language and shall be conducted exclusively in Austin, Texas, unless otherwise agreed by the parties. The parties agree to hold the content of the mediation in confidence and further agree that the mediator is disqualified as a litigation witness for any party to the mediation. The parties further agree that the mediation shall be considered to be a form of settlement negotiations, the content of which shall not be admissible as evidence of liability in any judicial proceeding. Each party shall bear its own expenses and an equal share of the expenses of the mediator and, where applicable, the AAA. The parties agree that any refusal to mediate under this section is a breach of contract for which damages may be recovered in litigation between the parties. Except as provided in Subsection (e) below, if the party who ultimately prevails in any litigation institutes a court action or other adversary proceeding without first attempting mediation as required hereby, SUCH PREVAILING PARTY SHALL NOT BE ENTITLED TO ATTORNEYS' FEES OR COSTS THAT MIGHT

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                                           December 3, 1998 - Execution Document


                           OTHERWISE BE AVAILABLE TO IT UNDER THIS CONTRACT OR IN COURT ACTION.

                  (c) Litigation. In the event a dispute is not resolved by such mediation, the parties shall have the right to initiate a suit, action or other adversary proceeding before the appropriate court exclusively within the jurisdiction of the state and federal courts in the state of Texas. In the event of such suit, action or other adversary proceeding, the Parties hereto (a) submit to the exclusive personal jurisdiction of the federal and state courts in the State of Texas and
                           (b) expressly waive any right they may have to a jury trial and agree that any such proceeding shall be tried by a judge without a jury. All defenses based on passage of time shall be tolled pending mediation, unless otherwise prohibited by law.

                  (d) Applicable Law. This Agreement shall be governed by, construed, enforced and interpreted in accordance with the internal substantive laws of the State of Texas applicable to agreements to be made and to be performed solely within such State, without giving effect to any conflicts or choice of laws principles which otherwise might be applicable and excluding the United Nations Convention on Contracts for the Sale of Goods.

                  (e) Interim Relief. Nothing in this Section 17.7 shall be construed to preclude any party from seeking injunctive or other provisional relief in order to protect its rights pending mediation, provided however that such relief may only be sought within the appropriate judicial forum as provided in Subsection (c) above. In the event a party seeks interim relief without first attempting mediation, such party shall not forfeit its entitlement to legal fees and costs that would otherwise be available to it only if such party initiates mediation within fifteen (15) days after initiating the action seeking interim relief. A request to a court for interim relief shall not be deemed a waiver of the obligation to mediate.

                  (f) Legal Fees and Costs. Except as otherwise provided herein, the substantially prevailing party in any proceeding brought by one party against the other shall be entitled, in addition to any other rights and remedies it may have, to reimbursement for the expenses reasonably incurred by it in such proceeding, including but not limited to court costs, reasonable attorneys' fees, expenses of expert witnesses, costs of appeal, and any other reasonable out-of-pocket expenses. For the purposes of

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                       AMD/Motorola Technology Development and License Agreement
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                           this Subsection (f), the "substantially prevailing
                           party" means the party whose final settlement offer (or other monetary position or claim) prior to the completion of the mediation contemplated by this
                           Section 17.7 is closest to the judgment awarded by the court, regardless of whether such judgment is entered in favor or against such party, or who obtains substantially all of the relief sought by it, all as determined by the court having jurisdiction over the proceeding. Such a prevailing party would include, but is not limited to, a party who offers to dismiss a proceeding upon the other party's payment of the sums allegedly due or performance of the covenants allegedly breached.

         17.8. Compliance With Laws. Each party will comply with all applicable laws and regulations governing their activities under this Agreement, including but not limited to the export control laws and regulations of the United States, with respect to any Confidential Information and technical data licensed, delivered, or to which a party is provided access under this Agreement. If requested by one party hereto, the other party hereto agrees to sign written assurances and other export-related documents as may be required for the requesting party to comply with any applicable export regulations.

         17.9. Severability. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be determined by a court of competent jurisdiction to be invalid or enforceable under applicable law, the remaining provisions of this Agreement shall be interpreted so as best to reasonably effect the intent of the parties. The parties further agree to replace any such invalid or unenforceable provisions with valid and enforceable provisions designed to achieve, to the extent possible, the business purposes and intent of such invalid and enforceable provisions.

         17.10. Entire Agreement. This Agreement, together with all exhibits and schedules hereto, constitutes the entire understanding and agreement of the parties with respect to the subject matter of this Agreement, and supersedes all prior and contemporaneous understandings and agreements, whether written or oral, with respect to such subject matter.

         17.11. Amendments, Modifications and Waivers. No delay or failure by either party to exercise or enforce at any time any right or provision of this Agreement will be considered a waiver thereof or of such party's right thereafter to exercise or enforce each and every right and provision of this Agreement. No single waiver will constitute a continuing or subsequent waiver. No waiver, modification or

                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document


                  amendment of any provision of this Agreement will be effective unless it is in writing and signed by the parties, but it need not be supported by consideration.

         17.12. Headings and References. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which are incorporated herein by this reference.

         17.13. Independent Action. The parties affirm that their respective marketing policies or activities, or pricing information, relative to the subject matter of this agreement shall not be discussed or exchanged between them.

         17.14. Publicity. Nothing contained in this Agreement shall be construed as conferring any right to use in advertising, publicity, or other promotional activities any name, trade name, trademark, or other designation of either party to this Agreement (including any contraction, abbreviation, or simulation of any of the forgoing) and each party hereto agrees not to disclose to others the terms and conditions of this Agreement, except as may be required by law or governmental regulation, without the express written consent of the other party.

         17.15. Construction. This Agreement has been negotiated by the parties and their respective counsel. This Agreement will be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either party. Any ambiguity will not be interpreted against the drafting party.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

ADVANCED MICRO DEVICES, INC.                MOTOROLA, INC.

Signature: /s/ Gene Connor                  Signature: /s/ Dr. Bertrand Cambou
          ------------------------------              --------------------------
Name: Gene Conner                           Name: Dr. Bertrand Cambou
     -----------------------------------         -------------------------------
Title: Executive VP, Strategic Relations    Title: Senior VP and General Manager
      ----------------------------------          ------------------------------
Date:                                       Date:
     -----------------------------------         -------------------------------


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                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document


                                  APPENDIX A

               EMBEDDED FLASH TECHNOLOGY DESCRIPTIONS ((S).1.12)

                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document



                                  APPENDIX B

               LOGIC PROCESS TECHNOLOGY DESCRIPTIONS ((S).1.22)

                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document

                                  APPENDIX C

                               STATEMENT OF WORK


                    (vii)  SPECIFICATION

8.  SCHEDULE
----------------------------- ----------------------------- ---------------------------- ----------------------------
         Milestone                    Deliverables               Party Responsible                Due Date
----------------------------- ----------------------------- ---------------------------- ----------------------------

----------------------------- ----------------------------- ---------------------------- ----------------------------

----------------------------- ----------------------------- ---------------------------- ----------------------------

----------------------------- ----------------------------- ---------------------------- ----------------------------

----------------------------- ----------------------------- ---------------------------- ----------------------------

                    (vii)  Budget Estimate:

--------------------------------------- -------------------------------------- --------------------------------------
               Quarter                              Total Budget                             Elements
--------------------------------------- -------------------------------------- --------------------------------------
Q199                                                                           Employee Expenses:
--------------------------------------- -------------------------------------- --------------------------------------
                                                                               Facility Expenses:
--------------------------------------- -------------------------------------- --------------------------------------
                                                                               Equipment Expenses:
--------------------------------------- -------------------------------------- --------------------------------------
                                                                               Third Party Vendors:
--------------------------------------- -------------------------------------- --------------------------------------
Q299                                                                           Employee Expenses:
--------------------------------------- -------------------------------------- --------------------------------------
                                                                               Facility Expenses:
--------------------------------------- -------------------------------------- --------------------------------------
                                                                               Equipment Expenses:
--------------------------------------- -------------------------------------- --------------------------------------
                                                                               Third Party Vendors:
--------------------------------------- -------------------------------------- --------------------------------------



4.   TECHNICAL COORDINATORS:

         Motorola:

         AMD:

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                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document

                                  APPENDIX D

                          COST EQUALIZATION ((S) 3.2)

                                  APPENDIX D

                   AMD/MOTOROLA ALLIANCE - COST EQUALIZATION


1.0      COST EQUALIZATION


         1.1. SCOPE. This appendix defines the methods, procedures and reporting requirements as related to Project cost sharing between the two parties.

         1.2. ADMINISTRATION. The Steering Committee will appoint a Program Management Team, for each Project, that is accountable for Project planning, budgeting, reporting, and administration.

         1.3. CALENDAR. Each party's fiscal calendar, although different from each other, closely resembles the Gregorian calendar quarters and year. The differences in time between each party's fiscal calendar is deemed immaterial and, consequently, each party will use their own fiscal calendar in the Cost Equalization determination to accommodate each party's financial activity close and reporting schedules. In the event that either party's fiscal calendar quarter ends in excess of 15 days of the same Gregorian quarter, the parties will meet and mutually agree to a new time schedule for Cost Equalization determination, reporting, and payment. Prior to the beginning of each calendar year, the parties will exchange fiscal calendars for the coming year.

         1.4. APPROVED PROJECTS. The parties agree no Project will be considered in the Cost Equalization determination without prior approval of a Statement of Work by the Executive Board of Directors, except as described below for 1998. The parties agree any change to a Project plan scope or duration or budget variance over the course of a fiscal year in excess of 110% must be approved by the Executive Board of Directors. For quarterly Cost Equalization determination, no party will be able to claim development costs for any Project in any quarter in excess of 120% of the budgeted development costs for that Project in that quarter unless it is determined that the projected costs do not exceed the 110% threshold requiring Executive Board of Directors approval.

         1.5.   COST EQUALIZATION DETERMINATION, TIMING, AND PAYMENT TERMS.
         1.5.1. FOR 1998. Cost Equalization calculations will be determined by each party for 4Q98 (approximating the period October 1, 1998 through December 31, 1998) according to each party's fiscal calendar.
         Each party's allowable costs associated with 1998 Projects will be estimated and reported to the other party by December 3, 1998 for fiscal 4Q98. This date is established to accommodate each party's financial reporting for fiscal year-end 1998. 4Q98 actual costs will be determined according to the Cost Equalization determination timelines established for 1999 and subsequent years in section 1.5.2 below and payment of the difference between 4Q98 actual costs and 4Q98 estimated costs will occur according to this schedule.
         The determination, estimation, and reporting of allowable costs by both parties will be dependent on Statements of Work for the Projects. These Statements of Work will be developed retroactive to October 1, 1998 through each party's fiscal year-end 1998, presented by the Program Managers to the Executive Board and approved by the Executive Board by December 3, 1998.
         The 4Q98 Cost Equalization payment will be due on December 31, 1998 via electronic funds transfer as defined in section 1.5.2 below. Time is of the essence for the receipt of this payment.
         The parties agree to establish a Statement of Work by quarter through its completion for each Project continuing into 1999 and for any Project that will commence in 1999 and gain approval for each Statement of Work prior to the beginning of 1999. The parties agree that this does not preclude the addition of new Projects during 1999.

         1.5.2. FOR 1999 AND SUBSEQUENT YEARS. Thirty days after the conclusion of each quarter, each party will provide a statement to the other stating the Cost Equalization determination for each Project then pending, including a summary breakdown of the cost elements.
         Processing of device and product test structures or test vehicles, including equal quantities of transfer wafers for each party, are included in the scope of Project requirements and, as such, are intended to be included in the Statements of Work and are subject to Cost Equalization.
         Except as set forth in the preceeding paragraph with respect to transfer wafers, each party will bear its own costs in connection with technology transfer and installation into production facilities and such costs will not be subject to the Cost Equalization determination. Costs not subject to Cost Equalization include process documentation, all reasonable personnel expenses, including travel, for personnel assigned to assist in a process transfer, and other similar costs. In the event that one party (first party) requires more transfer wafers than the other (second party), the quantity of transfer wafers required by the first party in excess of that required by the second party will not be subject to Cost Equallization and the cost thereof shall be borne by the first party.
        If either party requests the other party to process material either because it requires a quantity of transfer wafers in excess of that required by the other party or for a purpose beyond the scope of a Project such as for the transfer of a technology, verification of designs, additional processing for technology evaluation, or product qualification, the non-requesting party will make commercially reasonable efforts to comply with the request and will charge the requesting party a price not to exceed actual costs.
        Pre-production, pilot production, risk starts, or other product specific processing are outside the scope of Projects and are not to be included in the Statements of Work or included in the Cost Equalization determination. This type of processing by one party on behalf of the other party would be considered Foundry.
        The parties will compare the Cost Equalization statements and the party with the smaller amount for the quarter will pay the other party fifty percent (50%) of the difference between the two parties' Cost Equalization amounts within forty-five (45) days after the end of the quarter. Payment will be made by electronic funds transfer:
         To AMD at:
                  Bank of America, San Francisco

                  Bank Routing #: 121000358
                  Account #: 1233404900

         To Motorola at:
                  1st Nat'l Bank of Chicago
                  One 1st National Bank Plaza
                  Chicago, IL 60670
                  Bank Routing #: 071000013
                  Account #: 52-65673

         1.5.3. HIP5L DELIVERY. In addition to the foregoing, AMD will pay Motorola four equal payments of ***** for HiP5L tool set installation in AMD's Fab30; on ***** for initial Fab30 wafer starts on the HiP5L process; on ***** for qualification of HiP5L in Fab30; and ***** for support by Motorola of HiP5L yield improvements in Fab30. Should AMD unilaterally decide to forego or delay any of the above stated milestones, or be unable to meet the stated milestones, AMD shall still be responsible for and shall make each payment as stated above.

         1.6. COST CATEGORIES AND CLASSIFICATIONS. The parties agree that the following cost types and classifications will be used in the development of Project budgets and in the Cost Equalization determination:
         1.6.1. PROCESS COSTS. Actual costs incurred in a production facility or research and development facility owned by one of the parties. These costs include, but are not limited to, direct labor and fringes, supervisory labor and fringes, engineering labor and fringes, raw material, chemicals and gases, utilities, building depreciation, equipment depreciation, maintenance, and all other costs associated with the normal operation of such facilities. Normal operation includes equipment utilization at practical capacity. Neither party will bear the costs of under utilization in the other party's facility. Capitalization and depreciation schedules used in the Cost Equalization determination will be consistent with the operating policies and guidelines of each party.
         The units of measure to determine these costs for budgeting and Cost Equalization are wafers processed for a fabrication facility and die for an assembly or test facility. Costs assigned to each unit will be determined by the type of processing and number of process steps incurred by each unit. Costs assigned to each Project unit will follow the same and consistent procedures of assigning costs as any non-Project related unit in the same facility.
         Unit volumes processed through these facilities are determined via the Statements of Work and represent volumes necessary to complete the development requirements as identified therein. Processing of device and product test structures or test vehicles is included in the scope of Project requirements. Pre-production, pilot production, risk starts, or other product specific processing are outside the scope of Project requirements.
         Interest expense is excluded for purposes of determining actual process costs.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         1.6.2. STANDARDIZED COSTS. Non-Process and non-Direct costs associated with Project related engineering development and support. These costs include, but are not limited to:
         (a) Process, device, design, reliability, and test engineering, and related personnel labor and fringes, otherwise not comprehended in Process costs above, at a mutually agreed upon standard rate of *****. This rate will be reviewed annually and mutually agreed to by both parties through their respective compensation personnel. Any change to this rate will be presented to the Executive Board of Directors for final approval and incorporated into the Statements of Work.
         For budget cost reporting, each Project will be budgeted by individual name and/or number of individuals, and Project time applied by quarter.
         For actual cost reporting, each Program Manager will provide an employee participation list each month, in conjunction with the monthly progress reports, by individual name and Project time applied in weekly increments for that individual. Weekly increments may be subdivided to the nearest whole day or
0.2 weeks. The standard rate per quarter will be prorated by the number of Project weeks applied versus total weeks in the quarter.
         (b) One party's personnel assigned to a Project, and the other party's assignees to that party's facility where office space is provided, will be assessed by that party at the standard rate of ***** prorated by the time applied to the Project by individual as outlined above for purposes of comprehending items such as comparable rent; facilities upkeep; phone; networking requirements; systems administration support; workstation hardware depreciation and maintenance; software amortization, expense, licenses, and maintenance; internal data processing charges; and general office supplies.
         This rate will be reviewed annually and mutually agreed to by both parties' finance personnel. Any changes to this rate will be presented to the Executive Board of Directors for final approval and incorporated into the Statements of Work.
         (c) Experiments, tests, and development in device lab, reliability lab, test lab or other facilities otherwise not comprehended in Process costs above will be budgeted at amounts mutually agreed to by the Program Managers, or the parties if the Project has only one Program Manager, in the Statements of Work. These costs will be assigned to the Projects at the budgeted amounts in the quarter actually incurred for Cost Equalization determination.
         (d) For individuals in this cost category, including one party's assignees to the other party's facility, the party owning the facility is responsible for the acquisition and cost of individual tool requirements. These costs include, but are not limited to, engineering workstations, software, licenses, and maintenance.
         1.6.3. DIRECT COSTS. Actual costs incurred for budgeted activities of Projects that are not comprehended or otherwise covered in the two categories above. These costs include, but are not limited to:
         (a)    External processing, testing, consulting, or evaluation;
         (b)    Photomask costs identified to the Project

         1.7. SPECIAL CONSIDERATION OF UNIQUE TOOLS. Both parties agree that, given the nature of the Projects, some unique, state-of-the-art, unproved or costly tools will be

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

acquired in the course of the Projects. These tools may be process-related in a fabrication facility or evaluation or test-related in a lab. When such tools are identified, they will be specifically highlighted as unique tools with their delivery date and estimated cost noted in the Statements of Work.
         Targeted delivery location defines the party responsible for the purchase of these tools. The depreciation schedule will be the same as defined by local operating procedures (currently five-year straight-line method for both parties or as mutually agreed). Application of the depreciation expense will be consistent with the above and will be included at 100% for budgeting and Cost Equalization determination.
         In the event of tool obsolescence and subsequent decomissioning, process development incompatibility, or lack of functional performance within the depreciable scheduled life, both parties agree to share equally in the write-off of the remaining book value plus decommission and disposal costs net of any fair market or disposal value. Such cost sharing will not occur if a tool is removed from a Project and is placed into use for a non-project activity. Actual disposal of the tool is left to the discretion of the owning party. Payment for this type of cost will occur according to the standard quarterly Cost Equalization determination and payment due dates in the quarter following the cost determination.

        1.8. PROJECT PLANS, TIMING, BUDGETING, APPROVAL, REVIEW, AND REVISION. At a minimum, Statements of Work will include:
        (1) A timeline of activities in quarterly segments, with major milestones identified, from the date of inception to Project target completion,
        (2) Best estimates of unit processing requirements, targeted processing facility, and photomask requirements by quarter,
        (3) Best estimates of standardized personnel requirements by individual name and/or number of individuals and time applied by quarter,
        (4) Best estimates of device, reliability, test and related lab experimentation, evaluation, development, and testing requirements by quarter,
        (5) Identification of unique tools, anticipated delivery dates, estimated cost, and targeted delivery location,
        (6) Best estimates of outside processing, evaluation, and consultation requirements by quarter,
        (7) Identification of each party's portion and participation in the project by quarter,
        (8) Signatures of the Program Manager(s) and Technical Coordinator(s) signifying review of the Statement of Work milestones, completion date, and budgeted resources and expenses.

        Statements of Work should be developed, budgeted, and approved during the year preceding Project commencement. All Statements of Work must be developed, budgeted, and approved by the Executive Board of Directors prior to commencement.

        Project budgets and Cost Equalization determinations must be reviewed and approved quarterly by the Program Manager(s) prior to delivery of Cost Equalization statements to the other party.

        In the event of a material change in circumstances, estimates, or Project scope which makes the Project budget inaccurate, the Program Manager(s) must request a modification of the budget for that Project and present the revised plan to the Executive Board of Directors for approval of the modification. The existing Project budget shall remain in effect unless and until amended by approval of the Executive Board of Directors.

                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document

                                  APPENDIX E

                     HIP5L, HIP6L PROGRAM PLAN - REV. 2.0

                        PROPOSAL FOR AMD PARTICIPATION

                 IN LOGIC TECHNOLOGY PROGRAM (see attachment)

Confidential

                                  APPENDIX E


                     HiP5L, HiP6L Program Plan - Rev. 2.0

          Proposal for AMD Participation in Logic Technology Program


AMD proposes to participate in the joint Logic Technology proposal as described below. The goal of the program is to complete production qualification of the ***** technology in Fab30 by the *****. The critical assumptions and milestones proposed to achieve this are summarized as follows:


1) Motorola will provide AMD with all technology targets for HIP5L and HIP6L. These are to include the ***** Motorola for HiP5L. This transfer should be completed before *****. Motorola will provide the necessary information early enough to allow AMD design engineers to meet the maskset tape out dates for the HIP5L ***** and HIP6L ***** product vehicles.

2) A core management team will be defined with responsibility to ensure the success of the joint technology programs. The team will be responsible for understanding HIP5L progress to date and further defining a detailed transfer methodology. The team will be also be responsible for identifying shared development and transfer activities for HiP6L and insuring a successful technology transfer to both MOS13 and Fab30. It is estimated that the participation of four to six people from each company will be required.

3) AMD will provide Motorola with ***** technology to allow processing to begin at Motorola by *****. This ***** will be one ***** AMD but ***** and will include a ***** Motorola *****. Motorola will provide all necessary ***** to enable measurement of ***** as included in this *****. This ***** will establish a Fab30 startup vehicle and demonstrate the capability of ***** technology.

4) HIP5L transfer schedule will be such as to allow ***** in Fab30 by *****. AMD and Motorola engineers will meet prior to ***** to define ***** and facility requirements, and the ***** together with the identification of ***** HiP6L. AMD will assign integration and process engineers in Austin as part of the technology transfer plan. These engineers will work together with Motorola engineers to allow AMD to begin ***** Fab30 by *****.

5) AMD will provide Motorola with a ***** for HIP6L technology to allow *****. This ***** will be one ***** AMD but ***** above. In addition, a joint agreement on ***** HIP6L will be completed during ***** to allow for AMD to begin Fab30 ***** and a ***** begin in *****. AMD and Motorola will work towards developing a strategy and the creation of a ***** that will achieve *****

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential


    ***** on HIP6L in Fab30 by *****. The joint core team will agree on development steps and guidelines together with roles & responsibilities.

6) During the transfer of HIP5L and HIP6L Motorola will provide limited engineering support onsite in Fab30 provided that resources for such support are available and their criticality to Motorola in the particular timeframe does not prevent assignment at Fab30. This should include specialists in device engineering and process integration, as well as key module engineers for the *****. The number, timing and duration of Motorola assignments in Dresden will be mutually agreed upon. It is estimated that 4-5 Motorola engineers will be needed in Dresden for 1-2 weeks per process transfer. Motorola will also provide jointly agreed ***** in ARPDL or MOS13 to complete ***** to facilitate both technology transfers.

7) Motorola and AMD acknowledge that the dates set forth in this Appendix 2 are aggressive and that there is risk associated with achieving the particular goals by such dates. Although Motorola and AMD have agreed to attempt to meet the schedules set forth herein, *****.


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document

                                  APPENDIX F

                         CDR3 PROGRAM PLAN - REV. 3.0

        PROPOSAL FOR AMD PARTICIPATION IN CDR3 PROGRAM (see attachment)

Confidential


                                   APPENDIX F

                          CDR3 Program Plan - Rev. 3.0

                 Proposal for AMD Participation in CDR3 Program

AMD Proposes to participate in the CDR3 development proposal as described on the attached chart. The goal of the program is to complete the ***** of ***** in a Motorola fab by *****, with ***** to follow. The critical assumptions and milestones proposed to achieve this are summarized as follows:

1) A major checkpoint of ***** is defined (based on a ***** program start) to make an *****, and define a ***** on that selection, consistent with the logic platform already defined for CDR3. (In order to accomplish this, AMD will need to complete ***** - as well as sample silicon wafers [for AMD] to build ***** models for the ***** by *****. AMD will ***** recommendation on information gathered from the CDR1 support program, from information from AMD test chips [that exist] that are pertinent to the decision, and from Motorola's input.)

2) Coincident with item #1 is the publication of ***** module by *****. This will be based on, and compatible with the logic design rules defined by Motorola on *****. Motorola will control and manage design rule documentation.

3) A test array will be designed and completed by *****. It will contain a ***** test structures. It will be consistent with the defined design rules, and will utilize the *****. These ***** should be selected from existing AMD and Motorola ***** used in their logic programs. *****.

4) The ***** will be fabricated in SDC and a Motorola fab during *****. AMD will establish a support team of device and process integration specialists, three to four people, during ***** (with consultation support prior to that) to work jointly with Motorola in directing *****. An additional team will be established in SDC during ***** supporting ***** SDC. Process integration engineering support in a Motorola fab will be provided by Motorola. As appropriate, process module development resources from AMD will support unique process development requirements that may be necessary to achieve successful process integration. Motorola may assign process integration engineers as required for process transfer and training.

5) An AMD design team will be assembled in Austin to support the generation of the *****, and the design of the *****. AMD will take the lead role for the ***** Motorola for *****. Based on this assumption, a team of six AMD design and layout

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential


    engineers will be assembled in AMD Austin for this task. The ***** will be completed in time to tape out by ***** with the ***** by Motorola completed by *****. Technical specifications and requirements for the *****, particularly performance parameters, need to be specified by *****. Motorola will have primary responsibility for the design of the *****. AMD will assign engineers to support accomplishment of these tasks. Support will consist of establishing feasibility of the design parameters of the ***** by approximately ***** and making available the results of AMD's experience and expertise in *****, with the goal of enabling demonstration of a functional ***** by *****.

6) AMD product engineering, with support from Motorola, will support ***** and characterization, conduct ***** studies, participate in the design of the ***** for the product, as well as participate in the characterization and qualification of the *****. Approximately three people will be assigned to this task out of Sunnyvale and Austin. AMD will host some Motorola engineering staff to learn this area.

7) SDC will provide silicon process support in two stages; ***** work to understand ***** unique to AMD flash experience, and ***** parallel with ***** by Motorola for initial evaluation of full flow structures.
    *****.

8) A ***** should be support by the *****, with completion by *****. A ***** should be completed by ***** based on product reliability testing and characterization. Qualification criteria and specifications are to be defined at the appropriate time by a team consisting of members form technology, product, fab, reliability and quality, etc.

9) MOS12 will carry the product silicon processing, qualification material processing and subsequent manufacture. MOS13 will support transfer to MOS12. AMD will provide selected technical support necessary to help assure successful qualification.

10) Product execution metrics are preliminary defined as set forth below. The final definitions of the following metrics will be set forth in the Comprehensive Agreement.

     1.  *****
     2.  *****
     3.  *****
     4.  *****
     5.  *****
     6.  *****
     7.  *****
     8.  *****
     9.  *****
     10. *****

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential


Relationship to other projects: AMD's consultation involvement on CDR1 will also serve to acquaint AMD with details and status of the *****, and will support the ***** task in item #1 above. It is also expected that during 1998-1999, the HIP6F effort will be mounted, building on and augmenting the resource team assembled for CDR3.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                       AMD/Motorola Technology Development and License Agreement
                                           December 3, 1998 - Execution Document

                                  APPENDIX G

         FORM OF CONFIDENTIALITY AGREEMENT ((S) 11.3) (see attachment)

             APPENDIX G:   FORM OF CONFIDENTIALITY AGREEMENT ((S)11.3)
--------------------------------------------------------------------------------
In order to protect certain confidential information which may be disclosed by the Disclosing Party, with offices at _____ to Recipient, with offices at _____, Disclosing Party and Recipient agree that:

1. The Disclosing Party representative responsible for disclosing the confidential information is:

2. The Confidential Information (hereinafter Confidential Information) to be disclosed under this Agreement is described as:

3. Recipient shall use the Confidential Information only for the purpose of: evaluation.

4. This Agreement controls only Confidential Information which is disclosed for a period of three (3) years from the later date shown below.

5. Recipient's duty to protect the Confidential Information under this Agreement expires _____ from the receipt of information.

6. Recipient shall protect the disclosed Confidential Information by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized use, dissemination or publication of the Confidential Information as the Recipient uses to protect its own confidential information of a like nature. Recipient shall not disclose any Confidential Information disclosed hereunder to any third party and shall limit disclosure of information to only those of its employees with a need to know.

7. Recipient shall have a duty to protect only Confidential Information which is (a) disclosed by Disclosing Party in writing and is marked as confidential at the time of disclosure, or which is (b) disclosed by Disclosing Party in any other manner, is identified as confidential at the time of disclosure and is also summarized and designated as confidential in a written memorandum delivered to the Recipient within thirty (30) days of the disclosure.

8. This Agreement imposes no obligation upon Recipient with respect to Confidential Information which (a) was in the Recipient's possession on or before the receipt from Disclosing Party; (b) is or becomes a matter of public knowledge through no fault of the Recipient; (c) is rightfully received by the Recipient from a third party without a duty of confidentiality; (d) is independently developed by the Recipient; or (e) is disclosed pursuant to a valid order of a court or authorized government agency provided that Recipient has given Disclosing Party an opportunity to defend, limit or protect such disclosure.

9. All confidential information shall remain the property of Disclosing Party or (AMD or Motorola), as applicable, and shall be returned, with all copies that have been made, upon written request of Disclosing Party or (AMD or Motorola), respectively, with the exception of one copy which may be kept by the Receiving Party for archival purposes.

10. Disclosing Party warrants that it has the right to make the disclosure of the Confidential Information contemplated by this Agreement. Recipient does not acquire any intellectual property rights under this Agreement except the limited right to the use and copy the Confidential Information set out in paragraph 3 above.

11. Neither party has an obligation under this Agreement to purchase any service or item from the other party.

12. Neither party has an obligation under this Agreement to offer for sale products using or incorporating the confidential information.

13. Recipient shall adhere to the US Export Administration Regulations (EAR), currently found at 15 CFR Parts 730 through 744, and shall not export or re-export or release the technology, software, or any source code to a national of a country in Country Groups D:1, E:2 or Syria, or export to country Groups D:1 or E:2 the direct product of such technology, if such foreign produced direct product is subject to national security controls as identified on the Commerce Control List (currently found in Supplement 1 to Part 774 of EAR), unless properly authorized by the US Government. These export requirements shall survive any termination of this Agreement.

14. The parties do not intend that any agency or partnership relationship be created between them by this Agreement.

15. All additions or modifications to this Agreement must be made in writing and must be signed by both parties.

16. In the event of a breach by Recipient of the terms of this Agreement related to _____ (AMD's or Motorola's) Confidential Information, _____ (AMD or Motorola) will be a third party beneficiary of any claims Disclosing Party has against Recipient for such breach.

17. This Agreement is made under and shall be construed according to the laws of the State of Texas.

DISCLOSING PARTY                                   RECIPIENT
By:                                                By:

Name:                                              Name:

Title:                                             Title:

Date:                                              Date:
